                                                                   EXHIBIT 10.12




Amendment No. 1 and Assignment Agreement (Lease) by and among Valle de Oro Bank, N.A., Grossmont Land Company and BSD Service Company dated January 29, 1993

                    AMENDMENT NO. 1 and ASSIGNMENT AGREEMENT

                                      Dated

                                January 29, 1993

                                  by and among

                         GROSSMONT LAND CO. ("Landlord")
                      BSD SERVICE COMPANY ("Assignor") and
                         VALLE de ORO BANK ("Assignee")




                                      INDEX

Tab No.                            Document
------                             --------
1       Amendment No. 1 and Assignment dated January 29, 1993 by and among
        Grossmont Land Co., BSD Service Company, and Valle de Oro Bank

2       Sublease Termination Agreement dated January 29, 1993 by and between BSD
        Service Company and the Bank of San Diego

3       Consent of Master Lessor dated April 26, 1993 from Rainbow Investment
        Co.

4       Estoppel Certificate dated April 26, 1993 from Rainbow Investment Co.

5       Estoppel Certificate dated April 15, 1993 from Grossmont Land Co.

6       Estoppel Certificate dated January 29, 1993 from BSD Service Company

7       Estoppel Certificate dated January 29, 1993 from Ervin S. Wheeler, M.D.


                    AMENDMENT NO. 1 AND ASSIGNMENT AGREEMENT


             This AMENDMENT NO. 1 AND ASSIGNMENT AGREEMENT (this "Agreement") is made and entered into as of January 29, 1993, by and among GROSSMONT LAND CO., a California limited partnership ("Landlord"), BSD SERVICE COMPANY, a California corporation ("Assignor"), and VALLE DE ORO BANK, N.A., a national banking association ("Assignee"), with respect to the Recitals below.

                                    RECITALS

             A. Landlord and Rainbow Investment Co., a California limited partnership ("Master Lessor") entered into that certain Ground Lease dated January 10, 1958, as amended (the "Master Lease") which is on file in the office of Landlord.

             B. Landlord and Assignor entered into that certain Lease dated August 6, 1982 (the "Lease"), pertaining to improved real property located at 8690 Center Drive, La Mesa, California (the "Premises").

             C. Assignor and Ervin S. Wheeler, M.D., a medical corporation ("Wheeler") entered into that certain Sublease dated March 26, 1984, as extended (the "Wheeler Sublease"), pertaining to a portion of the Premises.

             D. Assignor and The Bank of San Diego entered into that certain Sublease dated October 25, 1988 (the "Bank Sublease"), pertaining to a portion of the Premises.

             E. Wheeler and John G. Carter, D.D.S. ("Carter") entered into that certain Sublease dated November 1, 1991 (the "Carter Sublease"), pertaining to a portion of the Premises.

             F. Assignor and Assignee entered into that certain Branch Purchase and Assumption Agreement dated June 30, 1992 (the "Purchase Agreement") providing for, among other things, the transfer of Assignor's interest in the Lease to Assignor as of the Closing Date (defined in the Purchase Agreement).

             G. As of the Closing Date, the parties intend to amend the Lease and assign Assignor's interest in the amended Lease to Assignee, as more fully set forth below.

                                    AGREEMENT

               NOW, THEREFORE, for and in consideration of the mutual covenants and promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1. Defined Terms. As used in this Agreement, the following capitalized terms have the following meanings:

                (a) "Assignment Date" means that date which corresponds to the "Closing" (as defined in the Purchase Agreement).

               (b) "Conditions to Assignment" means those conditions set forth in Section 6 of this Agreement.

               (c) "Required Consents" means, collectively, all consents and other authorizations that are required to be obtained pursuant to
        Section 16 of the Lease with respect to this Agreement.

Capitalized terms used in this Agreement, and not otherwise defined herein, shall have the same meanings ascribed to them in the Lease or the Purchase Agreement, as appropriate.

         2. Assignment of Lease. As of the Assignment Date, Assignor grants, conveys and assigns to Assignee all of Assignor's right, title and interest in and to the Lease as amended pursuant to Section 11, below.

         3. Assumption of Obligations. As of the Assignment Date, Assignor assigns to Assignee, and Assignee hereby assumes, all obligations and liabilities of Assignor under the Lease that accrue after the Assignment Date. Assignee hereby agrees to defend, indemnify and hold Assignor harmless from all claims, demands, causes of action, liabilities, losses, costs and expenses (including reasonable attorneys, fees) arising from or in connection with the obligations and liabilities assumed by Assignee hereunder. Assignor hereby agrees to defend, indemnify and hold Assignee harmless from all claims, demands, causes of action, liabilities, losses, costs and expenses (including without limitation costs of suit and reasonable attorneys' fees) arising from or in connection with any obligation or liability of Assignor under the Lease which accrue prior to the Assignment Date. No assumption by Assignee of any obligations of Assignor under this Section 3 shall be effective except in conjunction with the assignment to Assignee of the rights and interests of Assignor under Section 2.

         4. Continuing Obligation of Assignor. Notwithstanding the assignment and assumptions set forth in Sections 2 and 3 above, Assignor shall remain obligated under all terms and conditions of the Lease to Landlord from the Assignment Date through December 31, 1999, in the event of Assignee's default.

        5. Delivery of the Premises. On the Assignment Date, Assignor shall deliver the Premises to Assignee in its then "as is" condition, which shall be the same condition as existed on the date of execution of the Purchase Agreement, reasonable wear and tear excepted. Notwithstanding the foregoing, Assignor shall be responsible for the cost of roof repair pursuant to separate contract with Green Roofing (and related contracts), which expenses may accrue prior to, or after, the Assignment Date.

        6. Conditions to Assignment. Notwithstanding anything to the contrary contained herein, no assignment by Assignor to Assignee shall be effective until each of the following conditions (the "Conditions to Assignment") have been fulfilled:

               (a) Assignor and Assignee shall have obtained all Required Consents, including an original, fully executed copy of the Consent of Master Lessor in the form attached as Exhibit "E" to this Agreement;

               (b) Assignor shall have caused the Bank Sublease to be terminated as of the Assignment Date, by entering into a Sublease Termination Agreement with the Bank of San Diego in the form attached hereto as Exhibit "F" to this Agreement; and

               (c) Assignee shall have received an original, fully executed copy of an Estoppel Certificate in the form attached as Exhibit "G" to this Agreement from Master Lessor (with respect to the Master Lease), Landlord (with respect to the Lease), and Wheeler (with respect to the Wheeler Sublease).

        7. Representations and Warranties of Assignor. Assignor hereby represents and warrants to Assignee, as of the date this Agreement is executed by Assignor, that:

               (a) A true and complete copy of the Lease, together with all supplements, amendments and other modifications thereto, is attached hereto as Exhibit "A" and made a part hereof.

               (b) True and complete copies of the Wheeler Sublease and the Carter Sublease, together with all supplements, amendments and other modifications thereto, are attached hereto as Exhibits "B", and "C," respectively.

               (c) A true and complete copy of the Bank Sublease, together with all supplements, amendments and other modifications thereto, is attached hereto as Exhibit "D" and made a part hereof.

               (d) The Lease is in full force and effect, and Assignor's rights and interests under the Lease are free of any liens, charges and encumbrances created by Assignor (other than the Wheeler Sublease and the Carter Sublease).

                (e) No uncured default or event, which with the giving of notice or passage of time, or both, would constitute a default by Landlord or Assignor, presently exists under the Lease.

               (f) No uncured default or event, which with the giving of notice or passage of time, or both, would constitute a default by Wheeler or Carter, presently exists under the Wheeler Sublease or the Carter Sublease.

               (g) There are no contracts or other agreements (other than the Lease, the Wheeler Sublease, and the Carter Sublease) by which Assignor will be bound in connection with its tenancy of the Premises following the Assignment Date.

        8. Acknowledgements, and Representation and Warranty of Landlord. Assignor and Assignee acknowledge that portions of Center Drive are subject to closure after the date of this Agreement; Assignee and Assignor acknowledge and approve this closure. Landlord represents and warrants to Assignor and Assignee that despite the potential closure of portions of Center Drive, the Premises shall have uninterrupted access for ingress and egress from the former Center Drive, as proposed on the "Center Drive Parking" preliminary map dated November 17, 1992, a copy of which has been provided to Assignee, and the plan prepared by Architectural Management dated February 4, 1993 showing possible additional entry from the former Center Drive and ingress and egress from Grossmont Center Drive. These changes, as delineated and outlined in red on the Architectural Management plan would be subject to approval by the City of La Mesa and funding by the Tenant.

        9. Covenants Prior to Closing. Following the execution of this Agreement by Assignor and until the Assignment Date occurs, Assignor shall not, without the prior written consent of Assignee, take any action, or omit to take any action, which will render any representation or warranty set forth in Section 7 inaccurate, and shall notify Assignee in writing, within three (3) business days of Assignor's learning, from time to time, of any fact or circumstance which renders any such representation or warranty inaccurate. Without limiting the generality of the foregoing, Assignor shall not, without Assignee's prior written consent, supplement, amend or otherwise modify the Lease or the Wheeler Sublease, or enter into any other agreement or contract which affects the Premises.

        10. Amendment of Lease. As of the Assignment Date, the Lease shall be amended by Landlord and Assignor, and Assignor's interest in the amended Lease shall concurrently be assigned to Assignee as set forth in Section 2 of this Agreement. As of the Assignment Date, the Lease shall be amended as follows:

               (a) Extension of Lease Term. The Lease Term set forth in Section 3 of the Lease shall be extended to January 10, 2015 (which is coterminous with the Master Lease).

               (b) Rent Adjustment. The CPI limitations (5% floor and 8% ceiling) in Section 4B of the Lease shall be eliminated, such that the rental rate shall be adjusted to the full extent of any CPI increase for the applicable adjustment period. To that end, Section 4B of the Lease is amended and restated, in its entirety, as follows:

               4B. Monthly Rent. Tenant shall pay to Landlord, without abatement, deduction, or offset, monthly rent in the approximate amount of $1.98 per square foot ($15,844.63 per month for the Premises), in advance, on or before the first day of each month. Commencing January 1, 1995, and every three
(3) years throughout the term of the Lease (the "Adjustment Date"), the rent shall be subject to adjustment by the Consumer Price Index for All Urban Consumers for the San Diego Metropolitan Area (1982 -1984 = 100), published by the United States Department of Labor, Bureau of Labor Statistics (the "Index"). The base index shall be January, 1992 which is 144.7 (the "Beginning Index"). The Index which is published for each Adjustment Date shall be the "Adjustment Index." If the Adjustment Index has increased over the Beginning Index, then rent shall be adjusted by multiplying the monthly rent set forth in this paragraph by a fraction, the numerator of which is the Adjustment Index and the denominator of which is the Beginning Index. In no event shall the Monthly Rent decrease at any time during the term of this Lease. In the event the Index is discontinued or revised during the term, such other government index or computation with which it is replaced shall be used in order to obtain substantially the same result as would be involved if the Index had not been discontinued or revised.

               (c) Improvements and Alterations. In addition to the rights set forth in Section 7 of the Lease, Tenant shall have the right to make such improvements and alterations to the Premises as may be reasonable and necessary to improve access, convenience and enjoyment of the Premises, subject to Landlord's prior written consent, which shall not be unreasonably withheld.

               (d) Tenant's Limited Right of First Refusal. If Landlord determines that Landlord will build a new building generally in the area of the Premises at 8690 Center Drive (the

"Site") which will necessitate Landlord's exercising its early termination right, as specified in subparagraph 10(e), then Landlord shall be obligated to extend to Tenant a "Limited Right of First Refusal" to occupy new premises to be constructed by Landlord on the Site (hereinafter referred to as the "New Building").

               (i) Landlord may deliver to Tenant notice of Tenant's first right of refusal any time between January 1, 2006, and June 30, 2007. Landlord and Tenant shall negotiate in good faith for a period not to exceed ninety (90) days from the date of Landlord's offer (the "Negotiation Period") to establish rental terms for the New Building. Such terms for the New Building shall be based upon similar terms then being offered to similarly situated tenants for comparable premises in the Grossmont area. In the event of a dispute as to Tenant's base rental rate for the New Building, such base rental rate for the new premises shall be established by calculating the average of three "fair market" base rental rates for the New Building (taking into account all relevant factors, including but not limited to size, location, tenant improvements, rental term and additional rent) as determined by three (3) mutually acceptable independent appraisers. If, at the end of the Negotiation Period, Landlord and Tenant are unable to reach an agreement on the rental terms for the New Building, Tenant's rights under this Section 10(d)(i) shall expire, and Landlord shall have no further obligations to Tenant under this Section 10, except for Sections 10(d)(iii) and 10(e).

               (ii) If, during the Negotiation Period, Landlord and Tenant agree on rental terms and conditions for a lease in the New Building, then Landlord will permit Tenant to place a trailer on the Site (or nearby the Site) to be used as a temporary premises. Such trailer site would be made available to Tenant thirty (30) days prior to Tenant's required vacation of the existing Premises.

               (iii) If, during the Negotiation Period, Landlord and Tenant do not agree on rental terms and conditions for a lease in the New Building and Landlord still elects to terminate the lease, Landlord shall use reasonable efforts to locate replacement premises as provided in Section 10(e)(i) below. However, in the event Landlord and Tenant are unable to agree on a suitable alternate location, Landlord shall have no further obligations to Tenant beyond the termination compensation provided in Section 10(e)(ii).

               (e) Landlord Right of Early Termination. Landlord may terminate the Lease, upon at lease one (1) year's prior written notice (the "Early Termination Notice") delivered to Assignee, or the then-existing tenant ("Tenant"), between January 1, 2007 and June 30, 2007. Landlord's right of early termination shall apply only in the event that Tenant's improvements on the Premises are to be demolished. In the event Landlord elects to terminate the Lease, Landlord shall provide the following to Tenant:

                  (i) If Landlord and Tenant do not agree on rental terms and conditions for a lease in the New Building, then for a period not to exceed four
(4) months from the date of Landlord's delivery of the Early Termination Notice (the "Relocation Period"), Landlord shall use its reasonable efforts to locate existing replacement premises for Tenant in the Grossmont area, suitable for Tenant's business purposes. Such substitute premises shall be subject to Tenant's approval, which shall not be unreasonably withheld. If, at the end of the Relocation Period, Landlord is unable to locate existing replacement premises for Tenant, Landlord shall have no further obligations to Tenant under this Section 1(e), except for Landlord's obligation under Section 11(e)(ii).

                (ii) Upon delivery of the Early Termination Notice, Landlord shall reimburse Tenant the sum equal to 7/22 (31.818%) of Tenant's investment to acquire the existing Leasehold Improvements (as defined in the Purchase Agreement) from Tenant's predecessor-in-interest, plus 7/22 (31.818%) of Tenant's improvements to the Premises during 1993 (or thereafter, in the event Tenant's improvements are delayed for reasons beyond Tenant's control) approved by Landlord after the date of this Agreement.

        11. Conflicting Terms. Except as modified by this Agreement, the Lease shall remain in full force and effect. In the event a conflict exists between the terms and conditions of the Agreement and the terms and conditions of the Lease, the terms and conditions of this Agreement shall control.

        12. Further Assurances. Each party hereto shall execute, acknowledge and deliver to each other party all documents, and shall take all actions, reasonably required by such other party from time to time to confirm or effect the matters set forth herein, or otherwise to carry out the purposes of this Agreement.

        13. Attorneys' Fees. In the event that any litigation shall be commenced concerning this Agreement by any party hereto, the party prevailing in such litigation shall be entitled to recover, in addition to such other relief as may be granted, its reasonable costs and expenses, including without limitation reasonable attorneys' fees and court costs, as awarded by a court of competent jurisdiction.

        14. Notices. All notices, demands, approvals and other communications provided for in this Agreement shall be in writing and be delivered to the appropriate party at its address as follows:

         If to Landlord:      Grossmont Land Co.
                              5500 Grossmont Center Drive
                              La Mesa, CA 91942
                              Attn: Thomas J. Magee

         If to Assignor:      BSD Service Company
                              225 Broadway
                              San Diego, California 92101
                              Attn: Chief Executive Officer

         If to Assignee:      Valle de Oro Bank, N.A.
                              P.O. Box 1449
                              9832 Campo Road
                              Spring Valley, California 91979
                              Attn: Chief Executive Officer

         With a copy to:      Pillsbury Madison & Sutro
                              101 West Broadway, Suite 1800
                              San Diego, California 92101
                              Attn: Jo Ann Taormina, Esq.

Addresses for notice may be changed from time to time by written notice to all other parties. All communications shall be effective when actually received; provided, however, that nonreceipt of any communication as the result of a change of address of which the sending party was not notified or as the result of a refusal to accept delivery shall be deemed receipt of such communication.

        15. Miscellaneous. This Agreement shall bind, and shall inure to the benefit of, the successors and assigns of the parties hereto. This Agreement may be executed in counterparts with the same force and effect as if the parties had executed one instrument, and each such counterpart shall constitute an original hereof. No provision of this Agreement that is held to be inoperative, unenforceable or invalid shall affect the remaining provisions, and to this end all provisions hereof are hereby declared to be severable. Time is of the essence of this Agreement. This Agreement shall be governed by the laws of the State of California.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

        Landlord:                      GROSSMONT LAND CO., a California
                                       limited partnership

                                       By:      Denele Co., an Illinois
                                                limited partnership, general
                                                partner

                                            By:    Delen Management, an
                                                   Illinois Corporation,
                                                   general partner

                                                    By: /s/
                                                       ------------------------
                                                    Its:
                                                       ------------------------


        Assignor:                        BSD SERVICE COMPANY, a California
                                         corporation


                                         By: /s/ MARILYN K. CRESON
                                             ----------------------------------
                                               Marilyn K. Creson
                                         Its:  Chief Financial Officer


        Assignee:                        VALLE DE ORO BANK, N.A. a national
                                         banking association


                                         By: /s/ WILLIAM V. EHLEN
                                             ----------------------------------
                                              William V. Ehlen
                                         Its: President and Chief
                                              Executive Officer

                                      LEASE

                                     Between

              GROSSMONT LAND CO., A California Limited Partnership

                                       And

                  BSD SERVICE COMPANY, A California Corporation

                              Dated: August 6, 1982






                                  EXHIBIT A

     Lease between GROSSMONT LAND CO., a California Limited Partnership (Landlord) and BSD SERVICE COMPANY, a California Corporation (Tenant).

                             TABLE OF CONTENTS

                                                                      Page
                                                                      ----
    1.      PARTIES ....................................................1
    2.      PREMISES ...................................................1
            A.        Description.......................................1
            B.        Lease of Premises.................................1
            C.        Limited Option....................................1
    3.      TERM      ..................................................2
    4.      RENT AND OTHER CONSIDERATION................................2
            A.        Lease Consideration...............................2
            B.        Monthly Rent......................................2
            C.        Net Lease.........................................3
            D.        Other Consideration and Conditions................3

    5.      TAXES AND ASSESSMENTS ......................................3
            A.        Personal Property Taxes ..........................3

            B.        Real Property Taxes ..............................3

            C.        Tax Impound ......................................4

            D.        New Assessments ..................................4
            E.        Tenant's Right to Contest Real
                      Property Taxes ...................................4
            F.        Substitute or Additional Taxes ...................5


                                                                                   Paqe
                                                                                   ----
             6. USE..................................................................5
                  A.   Limits on Use.................................................5
                  B.   Exclusive Use.................................................6

             7.   IMPROVEMENTS, ALTERATIONS AND ADDITIONS............................6
                  A.   In General....................................................6
                  B.   Mechanic's Liens and Lien Release Bond........................6
             8.   COMMON AREA........................................................6
                  A.   Definition....................................................6
                  B.   Maintenance...................................................7
                  C.   Costs.........................................................7
             9.   MAINTENANCE........................................................8
            10.   UTILITIES AND SERVICES.............................................8
            11.   INDEMNITY, EXCULPATION AND INSURANCE...............................9
                  A.   Assumption of Risk............................................9
                  B.   Indemnity.....................................................9
                  C.   Liability and Property Damage Insurance......................10
                  D.   Personal Property Insurance..................................10
                  E.   Worker's Compensation Insurance..............................10
                  F.   General Insurance Provisions.................................10
                  G.   Landlord's Insurance.........................................11
                  H.   Waiver of Subrogation........................................11
            12.   DESTRUCTION.......................................................12
            13.   CONDEMNATION......................................................13
                  A.   Definitions..................................................13



                                                                        Paqe
                                                                        ----
          B.     Total Taking...........................................13
          C.     Partial Taking.........................................13
          D.     Award..................................................14
          E.     Temporary Taking.......................................15
          F.     Taking in Final Year...................................15

 14.      DEFAULT.......................................................15
 15.      REMEDIES OF LANDLORD..........................................16
 16.      ASSIGNMENT....................................................19

 17.      ENTRY BY LANDLORD DURING THE TERM
          OF THE LEASE..................................................20
 18.      SUBORDINATION.................................................21
 19.      NOTICES.......................................................21
 20.      RECORDATION OF MEMORANDUM OF LEASE............................22
 21.      SUCCESSORS....................................................22
 22.      EXPIRATION, TERMINATION AND HOLDING OVER......................22
 23.      ARBITRATION...................................................23
 24.      LIMITED RIGHT OF FIRST REFUSAL................................23
          A.    Notice..................................................23
          B.    Negotiation.............................................24
          C.    First Refusal Rights....................................24
          D.    Termination of this Lease...............................24
 25.      MISCELLANEOUS PROVISIONS......................................25
          A.    Counterparts............................................25
          B.    Time of the Essence.....................................25
          C.    Authority...............................................25



                                                                            Page
                                                                            ----
       D.     Estoppel Certificates..........................................25
       E.     Applicable Law.................................................25
       F.     Prior Agreements and Modification..............................25
       G.     Sale of Premises by Landlord...................................25

       H.     Captions, Table of Contents, Headings
              and Marginal Headings..........................................26
       I.     Attorneys' Fees................................................26
       J.     Provisions are Covenants and Conditions........................26
       K.     Severability...................................................26
       L.     Non-Merger of Fee and Leasehold Estates........................26
       M.     Rent Payable in United States Currency.........................26
       N.     Sublease.......................................................26


                                      LEASE


        1.   PARTIES

      This Lease, is made and entered into by and between GROSSMONT LAND CO., a California limited partnership (hereinafter referred to as "Landlord") and BSD California corporation (hereinafter referred to as "Tenant") , effective August 6, 1982.


        2.     PREMISES

             A. Description. This lease is made with respect to certain real property located at 8690 Center Drive, La Mesa, California 92041, as depicted on Exhibit "A", attached hereto and incorporated herein by this reference. Said real property consists of three (3) separate parcels, depicted on Exhibit "A", and hereinafter respectively referred to as "Parcel 1", "Parcel 2", and "Parcel 3". This lease provides that tenant is leasing Parcel 1 and Parcel 2, commencing on different dates, and that Tenant has a limited option to lease Parcel 3. As used hereinafter, the term "Premises" refers to the parcel(s) tenant is leasing at the applicable time.

             B. Lease of Premises. Landlord does hereby lease to Tenant, and Tenant hereby leases from Landlord, Parcel 1 and Parcel 2, as well as any drive-up facility constructed by Tenant pursuant to Paragraph 7 of this Lease. Said Premises are hired, demised and leased to Tenant from Landlord in an "as-is" condition with respect to compliance with statutes, ordinances, rules, regulations, zoning variances and/or conditional use permits applicable to the Premises. Tenant hereby accepts the building and improvements on the Premises in their existing condition. No representation, statement or warranty, express or implied, has been made by or on behalf of Landlord as to the condition or as to the use that may be made of the Premises. In no event shall Landlord be liable for any defect in the Premises or for any limitation on its use which may be imposed by statute, ordinance, regulation, economic condition or otherwise.

             C. Limited Option. Parcel 3 will be available for lease on August 1, 1983. Landlord hereby grants Tenant the limited option to lease all of Parcel 3 as of August 1,1983, at the monthly rent of $1.25 per square foot, with cost of living adjustments pursuant to the provisions of Paragraph 4.B. below, and on all of the same terms and conditions contained in this Lease. Tenant shall exercise this limited option by giving written notice of exercise to Landlord on or before January 31, 1983; provided that if Tenant is in default hereunder on the date of giving the notice of exercise of option, or on August 1, 1983, the exercise will be ineffective and this option will be void. If effective notice of exercise of option is not delivered on or before January 31, 1983, this option shall automatically terminate. Tenant may not exercise this option for less than the entire Parcel 3.


        3.   TERM

      The term of this Lease shall commence on November 15, 1982, as to Parcel 1, and as to Parcel 2, upon termination of the existing lease of Parcel 2 to Prudential Insurance Company of America, but in no event later than August 1, 1983. This lease shall terminate on December 31, 1999 as to the entire Premises.


         4.    RENT AND OTHER CONSIDERATION

               A. Lease Consideration. Upon execution hereof, Tenant shall pay Landlord the sum of $5,000.00 as consideration for entering into this Lease. This payment is non-refundable and shall not be applied to any future rents payable hereunder.

               B. Monthly Rent. Commencing November 15, 1982, Tenant shall pay to Landlord, without abatement, deduction, or offset, monthly rent in the amount of $1.25 per square foot ($1,065.31 per month for Parcel 1), in advance, on or before the first day of each month, with the first month's rent prorated. Commencing August 1, 1983, the rent shall be adjusted to the sum of $6,618.44 per month to reflect the addition of Parcel 2 to the Premises. If Tenant exercises the option described in Paragraph 2.C. above, the monthly rent shall be adjusted to reflect the increased square footage of the Premises. Commencing January 1, 1986, and every three (3) years thereafter, the rent shall be subject to adjustment as follows:

         The base for computing the adjustment is the Consumer Price Index for Urban Wage Earners and Clerical Workers - All Items for San Diego, California, published by the United States Department of Labor, Bureau of Labor Statistics (the "Index"), which is published for May, 1982 (the "Beginning Index"). If the latest published Index ("Adjustment Index") before the adjustment date has increased over the Beginning Index, the monthly rent shall be set by multiplying the monthly, rent set forth in this Paragraph 4.B. by a fraction, the numerator of which is the Adjustment Index and the denominator of which is the Beginning Index. No adjustment to the monthly rent shall be less than five percent (5%) per year (compounded) nor more than eight percent (8%) per year (compounded). If the Index is changed so that the base year differs from that used as of May, 1982, the Index shall be converted in accordance with the conversion factor published by the United States Department of Labor, Bureau of Labor Statistics. In the event the Index is discontinued or revised during the term, such other government index or computation with which it is replaced shall be used in order to obtain substantially the same result as would be involved if the Index had not been discontinued or revised.

             C. Net Lease. It is the intention of the parties that this be a net lease, and that all costs of maintenance, taxes and insurance be borne by Tenant in addition to the rent stated herein.

             D. Other Consideration and Conditions. This Lease is subject to the terms, covenants and conditions herein set forth. Tenant covenants as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants and conditions by it to be kept and performed, and this Lease is made upon the condition of said performance.


        5.     TAXES AND ASSESSMENTS

             A. Personal Property Taxes. Tenant shall pay before delinquency all taxes, assessments, license fees, and other charges that are levied and assessed against Tenant's personal property installed or located in or on the Premises, and that become payable during the term of the Lease. On demand by Landlord, Tenant shall furnish Landlord with satisfactory evidence of these payments. If any taxes on Tenant's personal property are levied against Landlord or Landlord's property, or if the assessed value of the building and other improvements in which the Premises are located is increased by the inclusion of a value placed on Tenant's personal property, and if Landlord pays the taxes on any of these items or the taxes based on the increased assessment of these items, Tenant, on demand, shall immediately reimburse Landlord for the sum of the taxes levied against Landlord, or the proportion of the taxes resulting from the increase in Landlord's assessment. Landlord shall have the right to pay these taxes regardless of the validity of the levy.

             B. Real Property Taxes. Tenant hereby agrees to pay its proportionate share of all real property taxes, general and special assessments, and other charges of every description levied on or assessed against the Premises, improvements located on the Premises, the Common Area (defined in Paragraph 8 below), the leasehold estate, or any subleasehold estate, to the full extent of the installments falling due during the term of this Lease. Tenant's proportionate share shall be the ratio of such taxes that the total number of square feet in the Premises bears to the total number of leaseable square feet in the building in which the Premises are located (hereinafter referred to as the "Proportionate Share"), which is initially 66.31 percent and which is subject to recalculation as necessary. At such time as Tenant leases all of Parcel 1, Parcel 2 and Parcel 3, Tenant's Proportionate Share shall be 100%. Landlord shall notify Tenant of Landlord's calculation of Tenant's Proportionate Share of the real property taxes and together with such notice shall furnish Tenant with a copy of the tax bill. Tenant shall pay its Proportionate Share of the real property taxes semi-annually not later than ten (10) days before the taxing authority's delinquent date, or ten (10) days after receipt of the tax bill, whichever is later. As of such time as Tenant's Proportionate Share is 100%, Tenant shall make all payments hereunder directly to the charging governmental authority at least ten (10) days before the taxing authority's delinquency date. All payments of taxes and other charges pursuant to this paragraph shall be prorated for the initial lease year and for the year in which this Lease terminates.


                C. Tax Impound. If Landlord's lender required Landlord to impound real property taxes on a periodic basis during the term, Tenant, on notice from Landlord, shall pay its Proportionate Share of the real property taxes to Landlord on a periodic basis in accordance with the lender's requirements. Landlord shall impound the tax payments received from Tenant in accordance with the requirements of the lender.

                D. New Assessments. If any general or special assessment is levied or assessed against the building, or other improvements, or land of which the Premises and Common Area are a part, Landlord can elect to either pay the assessment in full or allow the assessment to go to bond. If Landlord pays the assessment in full, Tenant shall pay to Landlord each time a payment of real property taxes is made a sum equal to that which would have been payable (as both principal and interest) had Landlord allowed the assessment to go to bond.

               E. Tenant's Right to Contest Real Property Taxes. Tenant shall at its own cost have the right to seek a reduction in the assessed valuation of the land and improvements of which the Premises and Common Area are a part, or any portion thereof, or to contest the legal validity or amount of any real property taxes, assessments, or charges that are to be paid by Tenant under the provisions of this Lease, and may institute such proceedings as Tenant considers necessary. Landlord shall not be required to join in any proceedings or contest brought by Tenant unless the provisions of any law require that the proceeding or contest be brought by or in the name of the Landlord, or any owner of the Premises. In that case, Landlord shall join in the proceeding or contest or permit it to be brought in Landlord's name, so long as Landlord is not required to bear any cost. Tenant shall furnish to Landlord a surety bond, cash deposit, or other security reasonably satisfactory to Landlord, in an amount equal to one hundred twenty-five percent (125%) of the total amount of real property taxes in dispute. The bond shall hold Landlord and the Premises harmless from any damage arising out of the proceedings or contest and shall insure the payment of any judgment that may be rendered. In the event the building, other improvements, or land of which the Premises and Common Area are a part is in immediate danger of being forfeited or sold because of non-payment of any levy or assessment, Landlord may require immediate payment from Tenant.

                F. Substitute or Additional Taxes. If at any time during the term of this Lease the law concerning the methods of real property taxation prevailing at the commencement of the term hereof are changed so that a tax or excise on rent or any other such tax, however described, is levied or assessed against Landlord as a direct substitution in whole or in part for any real property taxes, or in addition thereto, Tenant shall pay before delinquency the substitute or additional tax or excise on rents. Tenant shall not, however, be required to pay any municipal, county, state or federal income or franchise taxes of Landlord, or any municipal, county, state or federal estate, succession, inheritance or transfer taxes of Landlord.

         6.    USE

                A. Limits on Use. Tenant hereby agrees to use the Premises for any lawful activity of a branch bank or bank holding company and for no other business. In its use of the Premises, Tenant shall comply with all laws, statutes, ordinances, governmental rules and/or regulations, conditional use permits, zoning variances and the like, now in force or which may hereinafter be enacted, promulgated and/or granted with respect to the Premises and the banking business, including but not limited to laws, statutes, ordinances, rules or regulations pertaining to exterior signs. Further, Tenant shall bear the entire cost and all expenses necessary to alter, maintain and/or restore the Premises so as to remain in compliance and conformity with the laws relating to the condition, use and/or occupancy of the Premises during the term. Tenant shall not use the Premises nor permit any use of the Premises which in any manner will cause or constitute waste, nuisance or unreasonable annoyance to owners or occupants of adjacent properties. Tenant shall not do, bring, keep or permit anything in or about the Premises that will cause a cancellation of any insurance covering the Premises. Tenant shall keep the Premises under its control, including sidewalks adjacent to the Premises and loading areas allocated for the use of Tenant, clean and free from rubbish and dirt at all times.

               B. Exclusive Use. Tenant shall have the right to control the use of and access to the Premises at all hours of the day and night, except as limited by Paragraph 17 of this Lease.


        7.     IMPROVEMENTS, ALTERATIONS AND ADDITIONS

               A. In General. Tenant shall neither make nor permit any destruction, alteration, improvement and/or addition to the Premises without the consent of Landlord (which consent shall not be unreasonably withheld). Landlord hereby consents to the initial remodeling of the interior and exterior of the building of which the Premises are a part, including the construction of a drive-up banking facility, provided that the plans shall be subject to Landlord's reasonable approval and the approval of such governmental agencies as are required by law. If any alterations, improvements and/or additions are approved by Landlord during the term of this Lease, including the initial remodeling, construction shall not commence until five (5) days after Landlord has received written notice from Tenant stating the date that the installation of such alterations, improvements and/or additions is to commence so that Landlord can post and record an appropriate notice of nonresponsibility. Tenant shall pay all costs for construction done by it or permitted by it to be done on the Premises (as permitted by this Lease).

               B. Mechanic's Liens and Lien Release Bond. Tenant shall keep the Premises free and clear of all mechanic's liens resulting from construction done by or for the Tenant or with the permission of Tenant. Tenant shall have the right to test the correctness or the validity of any such lien if, immediately on demand by Landlord, Tenant procures and records a lien release bond issued by a corporation authorized to issue surety bonds in the State of California in an amount equal to one and one-half (1 and 1/2) times the amount of the claim of lien. The bond shall meet the requirements of Civil Code Section 3143 and shall provide for the payment of any sum that the claimant may recover on the claim (together with costs of suit, if any, if it recovers in the action).

         8.     COMMON AREA

               A. Definition. The term Common Area means the area exterior to the building in which the Premises are located which is denoted as Common Area on Exhibit "A", including landscaping and parking area. Landlord gives to Tenant and its authorized representatives and invitees the non-exclusive right to use the Common Area, subject to Landlord's rights set forth in the following paragraph.

               B. Maintenance. So long as Tenant is leasing fewer than all of Parcel 1, Parcel 2 and Parcel 3, Landlord shall maintain the Common Area in good condition, and shall have the right to:

               (1) Close any of the Common Area to whatever extent required in the opinion of Landlord's counsel to prevent a dedication of any of the Common Area or the accrual of any rights of any person or of the public to the Common Area;

                (2) Close temporarily any of the Common Area for maintenance purposes;

                (3) Select a person to maintain and operate any of the Common Area; and

                (4) Make changes to the Common Area including, without limitation, changes in the location of driveways, entrances, exits, vehicular parking spaces, and direction of the flow of traffic. Tenant shall have the right to reasonably approve any such changes.

        As of such time as Tenant is leasing all of Parcel 1, Parcel 2 and Parcel 3, Tenant shall assume direct responsibility for Common Area maintenance, and shall make direct payment of all expenses thereby incurred.

               C. Costs. Unless Tenant has assumed direct responsibility for Common Area maintenance pursuant to Subparagraph B above, Tenant shall pay to Landlord an amount estimated by Landlord to be Tenant's Proportionate Share of Common Area costs on the first day of each month, commencing on the date the term commences, and continuing during the term. Landlord can adjust the monthly Common Area charges at the end of each quarter of the accounting period on the basis of Landlord's reasonably anticipated costs for the following accounting period. An accounting period is a calendar year except that the first accounting period shall commence on the date the term commences and the last accounting period shall end on the date the term expires or terminates. Landlord shall furnish to Tenant a reasonably detailed statement showing the total Common Area costs, Tenant's Proportionate Share of Common Area costs for the accounting period, and the payments made by Tenant with respect to each accounting period, within thirty (30) days after the end of each accounting period, covering the accounting period just ended. Each statement shall be prepared, signed, and certified to be correct by Landlord. Tenant shall have the right to audit each such statement. If Tenant's share of Common Area costs for the accounting period exceeds the payments made by Tenant, Tenant shall pay Landlord the deficiency within ten (10) days after receipt of the statement. If Tenant's payments made during the accounting period exceed Tenant's share of Common Area costs, Landlord shall credit the excess against future payments by Tenant for Common Area costs. Common area costs means all sums expended by Landlord for the maintenance and operation of the Common Areas, and an allowance to Landlord for Landlord's supervision of maintenance and operation in the Common Areas in an amount equal to ten percent (10%) of the total Common Area costs.


        9.   MAINTENANCE

      Tenant, at its sole cost, shall maintain the Premises in good condition, including but not limited to windows, all heating, ventilating and air-conditioning systems, and all electrical, lighting, and plumbing systems, and shall deliver the same and surrender them to Landlord at the end of the term hereof in the same condition as received at the commencement of this Lease, or in such better condition as later improved, less the effects of normal wear and tear. Landlord shall not have any responsibility to maintain the Premises or any part thereof. Tenant hereby waives the provisions of California Civil Code Sections 1941 and 1942 (with respect to Landlord's obligations for habitability of the Premises and Tenant's right to make repairs and deduct the expenses of such repairs from payments of rent due). Landlord shall maintain the exterior and roof of the building, and Tenant shall reimburse Landlord its Proportionate Share of the costs of such maintenance with ten (10) days after receipt of a statement of such costs from Landlord. As of such time as Tenant is leasing all of Parcel 1, Parcel 2 and Parcel 3, Tenant shall assume direct responsibility for maintenance of the exterior and roof of the building, and shall make direct payments of all expenses thereby incurred.


         10. UTILITIES AND SERVICES

      Tenant shall, at its sole cost and expense, make all arrangements for and pay for all charges for utilities and services furnished to it or used by it and any subtenants, including, without limitation, gas, electricity, water, telephone service and trash collection. Tenant shall reimburse Landlord on a monthly basis for Tenant's Proportionate Share of the costs of refuse disposal and any other services furnished by Landlord, within ten (10) days after Tenant receives an invoice from Landlord. Landlord shall not be liable for failure to furnish refuse disposal or other services furnished by Landlord to the Premises when the failure results from causes beyond Landlord's reasonable control, but in case of the failure, Landlord will take all reasonable steps to restore the interrupted disposal service. As of such time as Tenant is leasing all of Parcel 1, Parcel 2 and Parcel 3, Landlord shall no longer be responsible for furnishing any services to Tenant, and Tenant shall arrange for and pay all charges for refuse disposal and any other services previously furnished by Landlord.


        11.    INDEMNITY, EXCULPATION AND INSURANCE

             A. Assumption of Risk. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons in, upon or about the Premises from any cause other than Landlord's active negligence or omissions of Landlord's agents or employees, and Tenant hereby waives all claims against Landlord in respect thereof. Landlord, including its employees and agents, shall not be liable for any injury or damage to persons or property within or around the Premises during the term of this Lease, including agents, officers and employees of Tenant or their property, for any cause whatsoever, including, without limitation, fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the building or from the pipes, appliance or plumbing works therein, or from the roof, street or subsurface or from any other place resulting from dampness or any other cause whatsoever, unless caused by the active negligence or omission of Landlord, its agents, servants or employees. Further, Landlord, its agents and employees shall not be liable for interference with the light or other incorporeal hereditaments or loss of business by Tenant, nor shall Landlord be responsible for any latent defect in the Premises. Tenant shall give prompt notice to Landlord in the case of fire or accidents or of defects within the Premises or the fixtures or equipment therein.

             B. Indemnity. Tenant hereby agrees to indemnify and hold Landlord harmless against and from any and all claims arising from Tenant's use of the Premises for the conduct of its business or from any activity, work or other thing done, permitted or suffered by Tenant on or about the Premises except for acts or omissions of Landlord, and shall further indemnify and hold harmless Landlord against and from any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease or arising from any act or negligence of Tenant or any officer, agent, employee, guest or invitee of Tenant, and from and against all cost, attorneys fees, expenses and liabilities incurred in or about any such claim or any action or proceeding brought thereon; and if any case, action or proceeding be brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord, shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord.

               C. Liability and Property Damage Insurance. Tenant, at its sole cost and expense, shall purchase and maintain public liability and property damage insurance with limits of not less than $1,000,000 for injury to or death of one or more persons and/or property damage arising out of a single accident or occurrence, insuring against all liability of Landlord, Tenant, its subtenants and its authorized representatives, arising out of and in connection with Tenant's use and/or occupancy of the Premises, including the use and/or occupancy of subtenants. All public liability insurance and property damage insurance shall insure the performance of Tenant of the indemnity provisions set forth hereinabove in this paragraph. Further, in all such insurance required to be purchased and maintained by Tenant, Landlord and Landlord's lender, if any, shall be named as co-insureds, and the policy shall contain cross-liability endorsements. Not more frequently than every three (3) years, if, in the opinion of Landlord's lender or insurance broker, the amount of public liability and property damage insurance is inadequate, Tenant shall increase such coverage as required by Landlord's lender or insurance broker.

               D. Personal Property Insurance. Tenant, at its sole cost and expense, shall maintain on all its personal property, Tenant improvements and alterations, in, on, or about the Premises, a policy of standard fire and extended coverage insurance with vandalism and malicious mischief endorsements to the extent of at least one hundred percent (100%) of their full replacement value. The proceeds from any such policy shall be used by Tenant for the replacement of personal property or the restoration of Tenant's improvements or alterations. Tenant may, at its cost, maintain full coverage plate glass insurance on the Premises; provided, however, that whether or not Tenant maintains such insurance, all glass is maintained at Tenant's risk.

               E. Worker's Compensation Insurance. Tenant further agrees to purchase and maintain in full force and effect such policies of worker's compensation insurance as may be required to cover any employee of Tenant during the term of this Lease in form and amount acceptable to Landlord.

                F. General Insurance Provisions. All insurance required under this Lease shall be issued by insurance companies authorized and licensed to do business in the State of California with a financial rating of at least A+X status as rated in the most recent of Best's Insurance Reports; be issued as a primary coverage policy and non-contributing with any insurance which may be carried by Landlord; contain an endorsement requiring thirty

(30) days' written notice from the insurance company to both parties and the Landlord's lender, if any, before cancellation or change in the coverage, scope or amount of any policy. Tenant shall use its best efforts to deposit each policy or certificate thereof, together with evidence of payment of each premium as it becomes due, with Landlord at the commencement of the term and on renewal of the policy not less than twenty (20) days before expiration of the term of each such policy.

               G. Landlord's Insurance. Landlord shall maintain on the building and other improvements in which the Premises are located a policy of standard fire and extended coverage insurance, with vandalism and malicious mischief endorsements. Tenant shall reimburse Landlord for Tenant's Proportionate Share of the premiums paid by Landlord for maintaining such insurance within ten (10) days after Tenant receives a copy of the premium notice. If Landlord's lender requires Landlord to impound insurance premiums on a periodic basis during the term, tenant, on notice from Landlord, shall pay a sum of money towards its liability under this paragraph to Landlord on a periodic basis in accordance with the lender's requirements. Landlord shall impound the insurance premiums received from Tenant in accordance with the requirements of the lender.

             H. Waiver of Subrogation The parties release each other, and their respective authorized representatives, from any claims for damage to any person or to the Premises and the building and other improvements in which the Premises are located, and to the fixtures, personal property, Tenant's improvements, and alterations of either Landlord or Tenant in or on the Premises and the building and other improvements in which the Premises are located that are caused by or result from risks insured against under any insurance policies carried by the parties and in force at the time of any such damage. Each party shall cause each insurance policy obtained by it to provide that the insurance company waives all right of recovery by way of subrogation against either party in connection with any damage covered by any policy. Neither party shall be liable to the other for any damage caused by fire or any of the risks insured against under any insurance policy required by this Lease. If any insurance policy cannot be obtained with a waiver of subrogation, or is obtainable only by the payment of an additional premium charge above that charged by insurance companies issuing policies without waiver of subrogation, the party undertaking to obtain the insurance shall notify the other party of this fact. The other party shall have a period of ten (10) days after receiving the notice either to place the insurance with a company that is reasonably satisfactory to the other party and that will carry the insurance with waiver of subrogation, or to agree to pay the additional premium if such a policy is obtainable at additional cost. If the insurance cannot be obtained or the party in whose favor a waiver of subrogation is desired refuses to pay the additional premium charged, the other party is relieved of the obligation to obtain a waiver of subrogation rights with respect to the particular insurance involved.


        12.    DESTRUCTION

        If, during the term of this Lease, the Premises or the building and other improvements in which the Premises are located are totally or partially destroyed from any cause, rendering the Premises totally or practically inaccessible or unusable, Landlord shall restore the Premises or the building and other improvements in which the Premises are located to substantially the same condition as they were in immediately before destruction, if the restoration can be made under the existing laws and can be completed within one hundred eighty (180) working days after the date of the destruction. Such destruction shall not terminate this Lease. If the restoration cannot be made in the time stated in this paragraph, then within fifteen (15) days after the parties determine that the restoration cannot be made in the time stated in this paragraph, Tenant can terminate this Lease immediately by giving notice to Landlord. If Tenant fails to terminate this Lease and if restoration is permitted under the existing laws, Landlord, at its election, can either terminate this Lease or restore the Premises or the building and other improvements in which the Premises are located within a reasonable time and this Lease shall continue in full force and effect. If the existing laws do not permit the restoration, either party can terminate this Lease immediately by giving notice to the other party.

      If there is destruction of the building and other improvements in which the Premises are located that exceeds thirty-three and one-third percent
(33 1/3%) of the then replacement value of the building and other improvements from any cause, Landlord can elect to terminate this Lease whether or not the Premises are rendered inaccessible or unusable, as long as Landlord terminates the lease of the other tenant in the building.

        In case of destruction there shall be an abatement or reduction of rent between the date of destruction and the date of completion of restoration, based on the extent to which the destruction interferes with Tenant's use of the Premises, provided that Landlord shall be entitled to the proceeds of the business interruption insurance required under Paragraph 11 (eleven), F. If destruction to the Premises occurs during the last year of the term, Landlord can terminate this Lease by giving notice to Tenant not more than fifteen (15) days after the destruction. Tenant waives the provisions of Civil Code Section 1932(2) and Civil Code Section 1933(4) with respect to any destruction of the Premises.

        13. CONDEMNATION

        If during the term of this Lease there is any taking of all or any part of the Premises or any interest in this Lease by condemnation, the rights and obligations of the parties shall be determined pursuant to this paragraph.

             A. Definitions. For purposes of this paragraph, the following definitions shall apply:

                      (1) "Condemnation" means (a) the exercise of any governmental power, whether by legal proceedings or otherwise by a condemnor, and (b) a voluntary sale or transfer by Landlord to any condemnor, either under threat of condemnation or while legal proceedings for condemnation are pending.

                      (2) "Date of taking" means the date the condemnor has the right to possession of the property being condemned.

                      (3) "Award" means all compensation, sums or anything of value awarded, paid or received on a total or partial condemnation, less attorneys fees and legal costs incurred in obtaining such award.

                      (4) "Condemnor" means any public or quasi-public authority or private corporation or individual, having the power of eminent domain.

               B. Total Taking. If the Premises are totally taken by condemnation, this Lease shall terminate as of the date of taking.


               C. Partial Taking. If any portion of the Premises is taken by condemnation, this Lease shall remain in effect, except Tenant can elect to terminate this Lease if the taking is substantial; that is, if the remaining portion of the Premises is rendered unsuitable for Tenant's continued use of the Premises. Landlord shall notify Tenant that there is going to be a taking within a reasonable time after receipt of service of summons and complaint. If Tenant elects to terminate this Lease, Tenant must exercise its right to terminate pursuant to this paragraph by giving written notice to Landlord within thirty
(30) days after receipt of notice of the taking. If Tenant elects to terminate this Lease as provided in this paragraph, Tenant shall also notify Landlord of the date of termination, which date shall not be earlier than thirty (30) days following receipt of written notice nor later than sixty (60) days after receipt of such written notice by Landlord. Except that this Lease shall terminate on the date of taking, if the date of taking falls on a date before the date of termination as designated by Tenant. If Tenant does not terminate this Lease within said 30-day period, this Lease shall continue in full force and effect, except that monthly rent shall be reduced pursuant to this paragraph.

        If any portion of the Premises is taken by condemnation, and this Lease remains in full force and effect, on the date of taking, monthly rent shall be reduced by an amount that is in the same ratio to rent as the value of the area of the portion of the Premises taken bears to the total value of the Premises immediately before the date of the taking.

        If within thirty (30) days after the date that the nature and extent of the taking are finally determined Landlord notifies Tenant that Landlord, at its cost, will add on to the remaining Premises so that the area and the approximate layout of the Premises will be substantially the same after the date of taking as they were before the date of taking, and Landlord commences the restoration immediately and completes the restoration within one hundred twenty (120) days after Landlord notifies Tenant, then the Lease shall not be subject to termination by Tenant and shall continue in full force and effect. Rent shall be abated or reduced during the period from the date of taking until the completion of restoration based upon the extent to which the restoration interferes with Tenant's use of the Premises; and, after completion of restoration, rent shall be restored to precondemnation levels.

        Notwithstanding any other provision contained in this paragraph, Landlord shall not be responsible or obligated to, in the course of any restoration work hereunder, replace or repair any Tenant improvements, fixtures and/or equipment of Tenant or any subtenant.

        Both Landlord and Tenant hereby waive the provisions of Code of Civil Procedure Section 1265.130, which allow either party to petition the Superior Court to terminate this Lease in the event of a partial taking of the Premises.

              D. Award. Any award made pursuant to any condemnation of all or part of the Premises shall belong to and be paid to Landlord. However, Tenant shall receive from the award the following: A sum equal to the reasonable value of Tenant's improvements or alterations made to the Premises by Tenant during and in accordance with this Lease which Tenant has the right to remove from the Premises but elects not to remove; or, if Tenant elects to remove such Tenant improvements or alterations, a sum equal to the reasonable removable and relocation costs not to exceed the reasonable value of such improvements or alterations less allowed or allowable depreciation.

              E. Temporary Taking. The taking of the Premises or any part of the Premises on a temporary basis shall be a taking of the Premises by condemnation pursuant to this paragraph only when the use and occupancy by the condemnor has continued for longer than one hundred eighty (180) consecutive days. During such 180-day period, all the provisions of this Lease shall remain in full force and effect, except that rent shall be abated or reduced during such period of taking based on the extent to which the taking interferes with Tenant's use of the Premises, and Landlord shall be entitled to whatever award may be paid for the use and occupation of the Premises for the period involved without any payment at all to Tenant therefor.

              F. Taking in Final Year. Any condemnation of the Premises or any part thereof during the final year of this Lease shall, in the case of a complete taking, terminate the Lease, notwithstanding any other provisions of this paragraph and, in the case of a partial taking, shall merely abate the amount of rent paid pursuant to the provisions above of this paragraph with no obligation on the part of either Landlord or Tenant to restore the Premises. Tenant shall receive no part whatsoever of any award from such a condemnation during the final year of the term.


        14. DEFAULT

        The occurrence of any one or more of the following events shall constitute a default and breach of this Lease:

              A. Abandonment, vacating or surrender of the Premises or of the leasehold estate by Tenant.

              B. Failure by Tenant to make any payment of rent or any other payment required to be made by Tenant hereunder as and when due if such failure continues for a period of ten (10) days after the giving of written notice thereof by Landlord to Tenant.

              C. The failure or refusal of Tenant to perform, as required or conditioned, any covenant or condition of this Lease deemed to be substantive and material.

              D. The subjection of any right or interest of Tenant in the Premises, or any subtenant, to attachment, execution or other levy, or seizure under legal process, if not released within thirty (30) days.

              E. The appointment of a receiver and/or trustee to take possession of the Premises or improvements either of Tenant or any subtenant, or of Tenant's interest in the leasehold estate, or of Tenant's operations on the Premises for any reason, including but not limited to, assignment for the benefit of creditors, voluntary or involuntary proceedings commenced by or against Tenant under the bankruptcy laws of the United States of America as the same shall exist now or may be amended or modified in the future during the term of this Lease. Included, without limitation, within the reference to a proceeding commenced under the United States Bankruptcy Law, are all proceedings for the purpose of adjudicating Tenant a bankrupt, for extending time of payment adjustment or satisfaction of Tenant's liabilities to its creditors and/or for reorganization, dissolution or arrangement on account of or to prevent a bankruptcy or insolvency.

              F. Any attempted assignment and/or sublease by Tenant of all or any portion of the demised Premises to a third party without prior written consent of Landlord.

              G. Failure of Tenant to comply with any law, statute, ordinance, rule or regulation pertaining to exterior signs on or adjacent to the Premises or Common Area.

        As a precondition to pursuing any remedy for an alleged default by Tenant, Landlord shall give written notice of default to Tenant, which shall specify the alleged event of default and the required remedy therefor.

        Tenant shall have the right to cure defaults hereunder and be relieved from the effects thereof if, in the case of a monetary default, Tenant remedies such default by making the required payment(s) within fifteen (15) days of the giving of notice by Landlord in writing, and in the case of non-monetary defaults cures the default within thirty (30) days after the giving of notice by Landlord, or such other time as is reasonable.

        15. REMEDIES OF LANDLORD

        If any default by Tenant continues uncured following notice of default as required by the foregoing paragraph of this Lease and is not cured within the grace period provided in said paragraph, Landlord shall have the following remedies in addition to all other rights and remedies provided by law or equity to which Landlord may resort, cumulatively or in the alternative:

              A. After expiration of the applicable time for curing a particular default, or before the expiration of that time in the event of emergency, Landlord may, at Landlord's election, but is not obligated to do so, make any payment required of Tenant under this Lease or under any note or other document pertaining to the financing of improvements or fixtures on the Premises, or perform or comply with any covenant or condition imposed on Tenant under this Lease or any such note or document, and the amount so paid plus the reasonable cost of any performance or compliance (including without limitation attorneys fees and costs actually paid by Landlord), plus interest at the rate of ten per cent (10%) per annum from the date of payment, performance or compliance shall be deemed to be added to and become additional rent payable by Tenant with the next succeeding installment of rent. No such act shall constitute a waiver of default or any remedy for default or render Landlord liable for any loss or damage resulting from such act.

              B. Landlord may, at its election, terminate this Lease by giving Tenant written notice of termination. Promptly after notice of termination, Tenant shall surrender and vacate the Premises and all improvements in broom-clean condition, and Landlord may reenter and take possession of the Premises and all remaining improvements and eject all parties in possession, or eject some but not others, or eject none. Termination under this paragraph shall not relieve Tenant from the payment of any sum then due to Landlord or from any claim for damages previously accrued or then accruing against Tenant. No act by Landlord other than giving written notice to Tenant shall terminate this Lease.

              C. Landlord may, at its election, continue this Lease in full force and effect, and the Lease will continue in effect as long as Landlord does not terminate Tenant's right to possession; and Landlord shall have the right to collect rent when due. During the period Tenant is in default, Landlord can reenter the Premises and, without terminating this Lease at any time and from time to time, relet the Premises and improvements or any part or parts of them for the account and in the name of Tenant or otherwise. Tenant shall be liable immediately to Landlord for all costs Landlord incurs in reletting the Premises, including, without limitation, brokers' commissions, expenses of remodeling the Premises required by reletting and like costs. Reletting can be for a period shorter or longer than the remaining term of this Lease. Landlord may, at its election, eject all persons, or eject some and not others, or eject none. Landlord shall apply all rents from such reletting to the rent becoming due from Tenant under the terms of the Lease. Landlord may execute any leases made under this provision, in the Landlord's name, and shall be entitled to all rents from the use, operation or occupancy of the Premises or improvements, or both.

Tenant shall, nevertheless, pay to Landlord on the due date specified in this Lease the equivalent of all sums required of Tenant under this Lease plus Landlord's expenses (including, without limitation, actual attorneys fees and legal costs) less the net proceeds of any reletting or attornment. No act by or on behalf of Landlord under this provision shall constitute a termination of this Lease unless Landlord gives Tenant written notice of such termination. After Tenant's default and for as long as Landlord does not terminate Tenant's right to possession of the Premises, if Tenant obtains Landlord's consent, Tenant shall have the right to assign or sublet its interest in this Lease, but Tenant shall not be released from liability. Landlord's consent to a proposed assignment or subletting under this paragraph shall not be unreasonably withheld.

              D. Landlord may, at its election, use Tenant's personal property and trade fixtures, or any of such property and fixtures, which are not removed from or remain upon the leased Premises, without compensation and without liability for use or damage, or store them for the account and at the cost of Tenant.

              E. Landlord shall be entitled, at its election, to each installment of rent or to any combination of installments of rent and other monetary payments due for any period before termination, plus interest at the maximum rate per annum allowed under California law from the date each installment shall have fallen due. Net proceeds of any reletting or attorned subrents collected by Landlord pursuant to any remedy permitted under this Paragraph 15 (fifteen), when received shall be applied first to any back rents and other monetary sums not paid by Tenant for which Tenant is obligated by the terms of this Lease, then to the current rents due from Tenant, with any remaining proceeds after payment of the foregoing sums payable to Tenant.

              F. On Landlord's termination of this Lease, Landlord shall be entitled, at its election, to damages in the following sums: (1) The worth at the time of award in any court action of unpaid rent which had been earned and due and payable to Landlord as of the termination of this Lease; (2) The worth at the time of award in any court action of the amount by which the unpaid rent which would have been earned after termination of the Lease until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; (3) The worth at the time of award at any court proceeding to recover it of an amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could reasonably have been avoided; (4) Any other amount necessary to compensate Landlord for all detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom. The phrase "worth at the time of award" with respect to unpaid rent which shall have been earned at the time of termination and with respect to unsaid rent which shall have been earned after termination through the time of award, shall be computed by adding to each of said sums interest at the rate of 10 per cent (10%) per annum from the respective due dates for each increment of such rent. The phrase "worth at the time of award" used in respect to rent for the balance of the term following the time of award shall be computed by discounting such rent at the discount rate of the Federal Reserve Bank of San Francisco at the time of award, plus one per cent (1%).

        No waiver of any default shall constitute a waiver of any other breach or default, whether of the same or any other covenant or condition. No waiver, benefit, privilege or service voluntarily given or performed by either party shall give the other any contractual right by custom, estoppel or otherwise to receive the same at any other time. The subsequent acceptance of rent pursuant to this Lease shall not constitute a waiver of any preceding default by Tenant other than default in the payment of the particular rental payment so accepted, regardless of Landlord's knowledge of the preceding breach at the time of accepting the rent; nor shall acceptance of rent or any other payment after termination constitute a reinstatement, extension or renewal of the Lease or revocation of any notice or any other act previously given or done by Landlord.

        Tenant hereby assigns to Landlord all subrents and other sums falling due from any subtenants (whose tenancy has been previously approved in writing by Landlord pursuant to this Lease), licensees and concessionaires (hereinafter collectively referred to as subtenants) during any period in which Landlord has the right under this Lease, whether exercised or not, to reenter the Premises for Tenant's default. Tenant shall not have any right to such sums during that period. Any collection of such sums during any such period by Tenant shall be held in trust for Landlord and shall be paid over to Landlord immediately upon demand therefor. Landlord may, at its election reenter the Premises and improvements without or with process of law without terminating this Lease and either or both collect these sums or bring action for recovery of these sums directly from the subtenants.


        16. ASSIGNMENT

        Tenant shall have the right to assign or sublease its interest in this Lease or in the Premises to THE BANK OF SAN DIEGO, a California banking corporation (hereinafter referred to as "The Bank of San Diego"). If Tenant assigns or subleases to The Bank of San Diego, Tenant shall guarantee this Lease or sublease. Tenant shall not otherwise voluntarily assign or encumber its interest in this Lease or in the Premises or sublease all or any part of the Premises or allow any other person or entity (except Tenant's authorized representatives) to occupy or use all or any part of the Premises without first obtaining Landlord's consent, which consent shall not be unreasonably withheld. If Landlord unreasonably withholds its consent, Tenant shall not be entitled to damages, but shall, as its sole remedy, have the option to terminate this Lease without liability on the part of Tenant or Landlord. "Reasonableness" under this paragraph shall be determined pursuant to Paragraph 23 of this Lease. Except for assignment or sublease to The Bank of San Diego, any assignment, encumbrance or sublease concerning which the Landlord's consent was not requested by Tenant or concerning which the Landlord reasonably withheld its consent, shall be voidable and, at Landlord's election, shall constitute a default. No consent to any assignment, encumbrance or sublease shall constitute a further waiver of the provisions of this paragraph.

        Any dissolution, merger, consolidation, or other reorganization of Tenant, or the sale or other transfer of a controlling percentage of the capital stock of Tenant, or the sale of fifty-one percent (51%) of the value of the assets of Tenant, shall be deemed an assignment. The phrase "controlling percentage" means the ownership of, and the right to vote, stock possessing at least fifty-one percent (51%) of the total combined voting power of all classes of Tenant's capital stock issued, outstanding and entitled to vote for the election of directors.


        17. ENTRY BY LANDLORD DURING THE TERM OF THE LEASE

        Landlord and its authorized representatives shall have the right to enter the Premises at all reasonable times for any of the following purposes: To determine whether the Premises are in good condition and whether Tenant is complying with its obligations under this Lease; to do any necessary maintenance and to make any restoration to the Premises required to be made or which Landlord, in its discretion, may make pursuant to this Lease; to serve, post or keep posted any notices required or allowed under the provisions of this Lease; to post "for sale" signs at any time during the term and to post "for rent" or "for lease" signs during the last six (6) months of the term, or during any period while Tenant is in default; to show the Premises to prospective brokers, agents, buyers, tenants or persons interested in an exchange at any time during the term; to shore the foundations, footings and walls of the building and other improvements that are part of the Premises but not to prevent entry thereto, and to do any other act or thing necessary for the safety or preservation of the Premises or if any excavation or other construction is undertaken or is about to be undertaken on any adjacent property or nearby street (at the sole election of Landlord and when Landlord, if at any time, is obligated by the terms of this Lease to do so). Landlord's rights under this provision extend to the owners of adjacent property on which excavation or construction is to take place and adjacent property owners' authorized representatives. Landlord shall not be liable in any manner for any inconvenience, disturbance, loss of business or other damage resulting from Landlord's entry onto the Premises as provided in this paragraph, except damage or injury resulting from the negligence of Landlord or its authorized representatives. Tenant shall not be entitled to an abatement or reduction in rent if Landlord exercises any rights reserved in this paragraph.

        Landlord shall conduct its activities on the Premises as allowed in this paragraph in a manner that will cause the least possible inconvenience, annoyance or disturbance to Tenant.


        18. SUBORDINATION

        This Lease is and shall be subordinate to any encumbrance now of record or recorded after the date of this Lease affecting the building, other improvements, and the land of which the Premises are a part. Such subordination is effective without any further act of Tenant. Tenant shall from time to time on request from Landlord execute and deliver any documents or instruments that may be required by a lender to effectuate any subordination. If Tenant fails to execute and deliver any such documents or instruments, Tenant irrevocably constitutes and appoints Landlord as Tenant's special attorney-in-fact to execute and deliver any such documents or instruments.


        19. NOTICES

        Any notice, demand or request, consent, approval or communication that either Landlord or Tenant desires or is required to give to the other or any other person shall be in writing and either served personally or sent prepaid, first-class mail, certified, return receipt requested. Any such writing mailed shall be addressed to the other party at the address set forth hereinbelow. Either party may change its address by notifying the other of a change of address in writing pursuant to this paragraph. Notice shall be deemed communicated upon delivery of such writing or, in the case of mailing, at the time and as of the date of depositing such writing in the United

States Mail. The addresses of Landlord and Tenant for purposes of this paragraph are as follows:

         Landlord:          Grossmont Land Co.
                            5500 Grossmont Center Drive
                            La Mesa, California 92041

         Tenant:            President
                            BSD Service Company
                            225 Broadway, Suite 110
                            San Diego, California 92101

        20. RECORDATION OF MEMORANDUM OF LEASE

        This Lease shall not be recorded; however, if either party requests the other party to do so, the parties shall execute a Memorandum of Lease, which shall be recorded in the Office of the San Diego County Recorder. Upon any termination of this Lease, Tenant shall execute in recordable form and deliver to Landlord a quitclaim deed concerning Tenant's terminated leasehold interest in the Premises. If Tenant fails to do so, and Landlord brings an action to remove the cloud on its title regarding Tenant's terminated leasehold interest in the Premises, Tenant shall pay as liquidated damages Three Hundred Dollars ($300.00) per day from the date of termination, as well as Landlord's attorneys' fees and costs in bringing said action.

        21. SUCCESSORS

        Subject to the provisions of this Lease on assignment and subletting, each and all of the covenants and conditions of this Lease shall be binding upon and shall inure to the benefit of the heirs, successors, executors, administrators, assigns and personal representatives of the respective parties.

        22. EXPIRATION, TERMINATION AND HOLDING OVER

        At the expiration or earlier termination of the term of this Lease, Tenant shall surrender to Landlord the possession of the Premises. Fixtures, improvements, alterations and/or additions to or of the Premises, excepting only movable and trade fixtures listed on Exhibit "B" (attached hereto and incorporated herein by this reference), shall, upon the expiration of the term, become a part of the Premises and the property of the Landlord and, as such, shall be surrendered to Landlord. Tenant shall leave the surrendered Premises and any other property in good and broom-clean condition and, except as provided to the contrary in provisions of this Lease on maintenance and repair, in the same condition as delivered to Tenant or as improved during the term hereof, less normal wear and tear. Tenant shall remove all of its signs from the Premises, at its expense. All property that Tenant is required to surrender shall become Landlord's property as of the termination date of this Lease. All property that Tenant is not required to surrender but that Tenant does not remove from the Premises prior to the termination of this Lease shall, at Landlord's election, be Landlord's property at termination.

        If Tenant fails to surrender the Premises at the expiration or sooner termination of this Lease, Tenant shall defend and indemnify Landlord from all liability and expense resulting from Tenant's failure to surrender.

        This Lease shall terminate without further notice at the expiration of the term. Any holding over by Tenant after expiration with the consent of Landlord shall not constitute a renewal or extension or give Tenant any right in or to the Premises. During any such period of holding over, Tenant will be deemed to be in possession of the Premises on a month-to-month basis, subject to the covenants and conditions of this Lease, including, without limitation, the obligation to pay the rent reserved to Landlord.


        23. ARBITRATION

        Any controversy arising out of this Lease or its breach shall be settled by arbitration if, prior to the commencement of any legal proceedings dealing with a controversy arising out of this Lease or its breach, any party to this Lease demands that such controversy be arbitrated. After such demand, and within ten (10) days from such demand, the parties shall attempt to designate a mutually acceptable individual to arbitrate the controversy. If within said ten-day period the parties are unable to designate such an individual, the controversy shall be arbitrated under the rules of the American Arbitration Association. Both parties shall be entitled to conduct discovery procedures in the same manner provided by law as if a civil action had been instituted, and judgment on the award, whether rendered by the arbitrator chosen by the parties or the arbitrator used pursuant to the rules of the American Arbitration Association, may be entered in any court having jurisdiction and shall be fully binding on the parties.


        24. LIMITED RIGHT OF FIRST REFUSAL

              A. Notice. Landlord is currently the lessee, under the ground lease described in Paragraph 25.N. below, of certain real property described as Lot 2 of Grossmont Land Co., La Mesa, California, (hereafter referred to as "Lot 2"). Lot 2 is currently subleased and used for a gas station and other commercial uses. In the event such subleases are all terminated or expire during the term of this Lease, and Landlord determines to develop the property with a building suitable for office and/or bank use, then Landlord shall deliver written notice to Tenant, describing the proposed development, and offering to Tenant the first right to lease space.

              B. Negotiation. For a period of sixty (60) days after delivery of said notice to Tenant, Landlord shall not enter into any agreement with any entity or person other than Tenant concerning the leasing of the proposed building on Lot 2. Landlord and Tenant shall negotiate in good faith for a period of sixty (60) days after delivery of the notice, regarding the premises to be leased by Tenant, and the terms and conditions of such lease. If Landlord and Tenant are unable to reach an agreement at the end of such sixty (60) day period, Tenant may present Landlord with an offer in writing, describing the premises Tenant desires, and the terms and conditions upon which Tenant is willing to lease such premises. Landlord shall have ten (10) days in which to either accept or reject the offer. If Landlord elects to reject the offer, Landlord shall be free to lease the premises described in Tenant's last written offer to any third party, on terms and conditions more favorable to Landlord, and the balance of Lot 2 not described in Tenant's offer, upon any terms and conditions.

              C. First Refusal Rights. During the term of this Lease, should Landlord subsequently desire to offer the premises described in Tenant's last written offer to a third party on the same terms and conditions as those described in Tenant's last written offer, or on terms and conditions more favorable to a tenant, Landlord shall first submit a written offer to Tenant prior to offering the same to a third party. Tenant shall have ten (10) days in which to either accept or reject said offer. If Tenant rejects said offer, Landlord may lease such premises to any party upon any terms and conditions, without any further notice to Tenant, and Tenant shall have no further rights concerning Lot 2.

              D. Termination of this Lease. At such time as Landlord and Tenant consummate a lease of Lot 2 or any portion thereof, this Lease shall automatically terminate without further action.

        25. MISCELLANEOUS PROVISIONS

              A. Counterparts. This Lease may be executed in two or more counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

              B. Time of the Essence. In the performance of all of the covenants and conditions of this Lease, time shall be of the essence.

              C. Authority. Each individual executing this Lease on behalf of Tenant represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of Tenant and that this Lease is binding upon Tenant pursuant to the terms of this Lease.

              D. Estoppel Certificates. Each party hereto shall, at any time and from time to time upon not less than ten (10) days' prior written notice from the other party, execute, acknowledge and deliver to the other party a statement in writing which shall set forth the following: (1) A certification that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect), and the date to which the rental or other charges have been paid in advance, if any; (2) An acknowledgement that there are not, to the knowledge of said party making the acknowledgement, any uncured defaults on the part of the other party hereunder or specifying such defaults, if any are claimed; and (3) That said party making said statement is in full compliance with all applicable statutes, ordinances, rules, regulations, zoning variances and conditional use permits applicable to the Premises. Tenant hereby agrees that any statement delivered pursuant to this paragraph may be relied upon by any prospective purchaser or encumbrancer of the Premises.

              E. Applicable Law. In interpreting the covenants and conditions of this Agreement, the laws of the State of California shall apply.

              F. Prior Agreements and Modification. No provision of this Lease may be amended or added to except by a subsequent contract in writing signed by the parties hereto or their respective successors in interest. Further, this Agreement takes the place of all other oral and written agreements between Landlord and Tenant made prior to the date first set forth hereinabove on the first page of this Lease and contains the entire agreement of Landlord and Tenant.

              G. Sale of Premises by Landlord. In the event of any sale of the Premises, Landlord shall be entirely free and relieved of all liability under any and all of Landlord's covenants and obligations contained in or derived from this Lease; provided that Landlord furnishes Tenant with a written agreement of the purchaser (who has reasonable capacity to perform), in recordable form, to the effect that the purchaser assumes and agrees to carry out any and all of the covenants and obligations of Landlord under this Lease. Landlord agrees to comply with all requirements of law regarding advance payments and deposits made by Tenant.

              H. Captions, Table of Contents, Headings and Marginal Headings. The captions, table of contents and marginal headings used throughout this Lease agreement have been provided for the convenience of the parties and for reference only. Such are not to be deemed a part of this Lease nor to be considered in the construction or interpretation of any part hereof.

              I. Attorney's Fees. In the event of any action or proceeding brought by either party against the other under this Lease, the prevailing party shall be entitled to recover all costs and expenses, including the fees of its attorneys in such action or proceeding, in such amount as the court may deem reasonable.

              J. Provisions are Covenants and Conditions. All provisions whether covenants or conditions on the part of Tenant, shall be deemed as both covenants and conditions hereunder.

              K. Severability. The unenforceability, invalidity or illegality of any provision of this Lease shall not render any other provision unenforceable, invalid or illegal.

              L. Non-Merger of Fee and Leasehold Estates. If both Landlord's and Tenant's estates in the Premises or the improvements, or both, become vested in the same owner, this Lease shall nevertheless not be destroyed by application of the doctrine of merger, except at the express election of the owner.

              M. Rent Payable in United States Currency. Rent and all other sums payable under this Lease must be paid in lawful money of the United States of America.

              N. Sublease. Landlord is the lessee of the Premises pursuant to a ground lease and amendments (the "Master Lease"). Said Master Lease and all amendments thereto are on file in the office of the Landlord and have been made available to the Tenant at reasonable times and will continue to so be available. Although this Lease is a sublease under the Master Lease, at all times herein the use of the word "Lease" refers to this sublease to Tenant and the sublease relationship created hereby between Landlord (Master Lessee) and Tenant.

        IN WITNESS WHEREOF, the parties hereto have executed this Lease on the date first above written.


        LANDLORD:     GROSSMONT LAND CO., A Limited Partnership

                      By:  Its General Partner, Denele Co., A
                           Limited Partnership

                           By:  Its General Partner, Delen Management,
                                An Illinois Corporation

                                By:  /s/  THOMAS J. MAGEE
                                   --------------------------------------------
                                   Thomas J. Magee, President




        TENANT:       BSD Service Company, A California Corporation

                                By:  /s/  JAMES S. BROWN
                                   --------------------------------------------
                                   James S. Brown, President


                                By:  /s/
                                   --------------------------------------------
                                                   Secretary

                              The Bank of San Diego

                           INTER-OFFICE CORRESPONDENCE


TO:  Brad Hanson                FROM:  Michael White, Vice President
                                       Bank Operations Administrator

cc:                             DATE:  October 1, 1987

SUBJECT: GROSSMONT PROPERTY LEASE
================================================================================

The Bank of San Diego shall waive its right to lease additional, contiguous space at its Grossmont Branch location for a period of three years (11/01/87 thru 10/31/90). The Bank reserves the right to exercise this option by providing one year's written notice after the 24th month of the three year waiver period.

                                    SUBLEASE

                               BSD SERVICE COMPANY

                                     NO. 17


        This SUBLEASE, is entered into on March 26, 1984, by and between BSD SERVICE COMPANY ("Sublessor") and ERVIN S. WHEELER, M.D., A MEDICAL CORPORATION ("Subtenant"), with reference to the following facts:

        A. Sublessor is the tenant under a Lease Agreement (the "Lease"), executed on August 6, 1982, by Sublessor and Grossmont Land Co, (a California Corporation), ("Lessor"), covering property (the "Premises") described as follows:

              1. Location

                 8690 Center Drive, La Mesa. The southwest corner of Center Drive and Grossmont Center
                 Drive, adjacent to The Bank of San Diego.

              2. Size

                 Parcel One - Approximately 2,680 square feet of ground level office space.

                 Parcel Two - approximately 640 square feet of ground level office space.

                 Parcel Three - space currently occupied by The Bank of San Diego.

        A copy of the Lease is attached hereto as Exhibit "A" and made a part hereof. Exhibit "B" is a schematic representing the Parcels as listed above.

        B. Section 16 of the Lease provides that the Tenant may sublease the Premises with the prior written consent of Lessor.

        C. Sublessor desires to sublease the Premises, and Subtenant desires to accept the Premises, subject to the provisions of this Sublease.

        THEREFORE, THE PARTIES AGREE AS FOLLOWS:

        1. AGREEMENT TO SUBLEASE. Sublessor hereby subleases the Premises to Subtenant, and Subtenant hereby subleases the premises from Sublessor, subject to the terms and conditions of this Sublease.

        2. TERM. The term of this Sublease shall commence on February 1, 1984, and shall continue as follows:

              Parcel One - 10 years commencing February 1, 1984.

              Parcel Two - 10 years commencing February 1, 1984. Any time after year 2 of the Lease term, either party may terminate this Sublease as it relates to Parcel Two only, upon giving the other party one year's notice. Said notice may only be given after year two of the Lease term. Recovery of the parcel by The Bank of San Diego or its successors shall be the sole purpose of direct use by the Sublessor and shall not be used by unrelated third party tenants.

        3.A RENT - PARCEL ONE. Subtenant agrees to pay Sublessor rent in the amount of $3,350.00 per month in advance, prior to the first day of each month during the term, at the address for notice to Sublessor stated herein or at such other place as Sublessor may direct. Rent for any fraction of a month at the beginning of the term will be prorated and, paid at the commencement of the term. Upon execution hereof, Subtenant shall pay Sublessor $3,350.00 to be applied as rent for the first full month of the term.

        3.B RENT - PARCEL TWO. Subtenant agrees to pay Sublessor rent in the amount of $400 per month in advance, prior to the first day of each month during the term, at the address for notice to Sublessor stated herein or at such other place as Sublessor may direct.

        3.C RENT ABATEMENT. Subtenant's obligation to pay rent shall commence June 1, 1984.

        3.D COST OF LIVING ADJUSTMENTS. Commencing June 1, 1985 and each year thereafter, Subtenant's rent shall increase in accordance with the Consumer Price Index. The Index to be used shall be San Diego - All Urban Consumers. In the event this Index is no longer in use, a comparable Index chosen by the Sublessor shall be used. Subtenant's rental increases shall be a minimum of 5% per year and a maximum of 8% per year.

        3.E OTHER CHARGES. The Sublease shall be a triple net Sublease with Subtenant required to pay a full prorata share of all real estate taxes, common area maintenance, and insurance for the Premises. All other expenses, including but not limited to items such as liability insurance and janitorial service, are to be paid by Subtenant. Subtenant shall only be responsible for these items after the execution of the Sublease. Prior to that time, Sublessor shall maintain Premises and pay all such expenses.

        3.F ADVANCE RENTAL. Subtenant shall pay the following as advance rent, prior to June 1, 1984:

            January, 1984:              $3,750.00
            February, 1984:              3,750.00
            March, 1984:                 3,750.00
            April, 1984:                 3,750.00
            May, 1984:                   3,750.00

        In the event Subtenant does not execute a Sublease, Subtenant shall forfeit these advance rental payments on a prorata basis.

        In the event Subtenant does execute a Sublease, any payments made shall be applied, in proportion to the number of months paid, to the June, July, August, September, and October, 1984 rents.

        3.G PARKING. The parties recognize there may be a parking requirement which will require additional time and expense. Subtenant shall provide for and pay all expenses related to the addition of any required parking as a result of this Sublease, subject to 4(c) below.

        4. TENANT IMPROVEMENT ALLOWANCE.

              (a) Upon Subtenant's opening for business and filing of a Certificate of Occupancy, Sublessor shall pay to Subtenant the sum of $78,360.00. This represents an allowance of $25.00 per square foot for the 2,680 square feet in Parcel One, $12.50 per square foot allowance for the 640 square feet in Parcel Two, and $40.00 per lineal foot allowance for Subtenant's storefront.

              (b) An additional Subtenant allowance of up to $10,000.00, plus parking expenses in 4(c) below, will be paid to Subtenant in the event Subtenant shows Sublessor receipts for permanent improvements to be made to the Premises in this amount. The amount of allowance over $78,360.00 will be repaid to Sublessor at the rate of 2.5% per month over the term of the Sublease. Sublessor shall prepare, as an addendum to the Sublease, a note to be executed by Subtenant for the repayment of those monies.

              (c) Any expenses related to the additional parking in 3.G above, shall also be paid to Subtenant and repaid to Sublessor in accordance with 4(b) above.

        5. OBLIGATIONS TO SUBLESSOR. Sublessor shall maintain the Lease throughout the entire original term and shall not commit any act which may constitute a breach of the Lease or which may otherwise jeopardize Subtenant's rights or obligations under the Lease. Sublessor does not assume the obligations of Lessor under the Lease, but shall exercise due diligence in attempting to cause Lessor to perform its obligations under the Lease for the benefit of Subtenant.

        6. OBLIGATIONS OF SUBLESSEE. Subtenant shall not commit any acts which may constitute a breach of the Lease or which may otherwise jeopardize Sublessor's rights or obligations under the Lease. Subtenant hereby expressly assumes and agrees to perform all the obligations and covenants, including all obligations to make monetary payments, required by the Lease to be kept or performed by Sublessor as Tenant thereunder, except as follows:

        (a) The obligation to pay rent to Lessor shall be considered performed by Subtenant to the extent rent is paid to Sublessor in accordance with Section 3 of this Sublease.

        (b) ASSIGNMENT AND SUBLETTING. Sublessor acknowledges that by the nature of the medical practice of Subtenant, Subtenant may assign or sublet the premises after June 1, 1984, with the consent of Sublessor, which shall not be unreasonably withheld, however, paragraph 11 (Guarantee of Sublease) shall not be waived.

        7. INDEMNITY AND HOLD HARMLESS. Sublessor hereby agrees to indemnify and hold Subtenant harmless from and against any and all liabilities, costs, damages, and other expenses, including attorneys' fees, accruing with respect to the Premises before the commencement of the term of this Sublease, and Subtenant hereby agrees to indemnify and hold Sublessor harmless from and against any and all liabilities, costs, damages, and other expenses, including attorneys' fees, accruing with respect to the Premises on or after the commencement of the term of this Sublease.

        8. COVENANT OF QUIET ENJOYMENT. Sublessor represents that the Lease is in full force and effect and that there are no defaults on Sublessor's part thereunder as of the commencement of the term of this Sublease. Sublessor represents that if Subtenant performs all the provisions in this Sublease, and subject to the provisions of the Lease, Subtenant shall have and enjoy throughout the term of this Sublease the quiet and undisturbed possession of the premises.

        9. OPTION. Subtenant shall have an option to extend the term of the Sublease for six (6) years at the then-prevailing market rental for medical/office facilities of a similar size in the La Mesa area.

        10. RIGHT OF FIRST REFUSAL. Subtenant shall have the right of first refusal on any or all of Parcel Three which Landlord decides it no longer desires to use or which Landlord decides to assign or sublease.

        11. GUARANTEE OF SUBLEASE. Although ERVIN S. WHEELER., M.D., A MEDICAL CORPORATION, is the Tenant, ERVIN S. WHEELER M.D. will individually guaranty said Sublease for the first five (5) years of the Sublease.

        12. CONSENT OF LESSOR. This Sublease is contingent upon the written consent of Lessor.

        13. SUBJECT TO LEASE. This Sublease is subject to all of the provisions of the Lease. If the Lease terminates, this Sublease shall terminate and the parties shall be relieved of all liabilities and obligations hereunder.

SUBLESSOR:                          SUBTENANT:
BSD SERVICE COMPANY


By:  /s/                            By:  /s/  ERVIN S. WHEELER, M.D.
   --------------------------          ------------------------------
Title: Senior Vice President        Title: President

Address for Notice:                 Address for Notice:
P.O. Box 81988                      8910 Wakarusa, Suite C
San Diego, CA 92138                 La Mesa, CA  92041

That certain sublease dated March 26, 1984 by and between BSD Service Company ("Sublessor") and Ervin S. Wheeler M.D., A Medical Corporation ("Subtenant"), is hereby amended as follows:

        Sublessor and Sublessee may not terminate the lease term as it relates to parcel two only of said lease until October 31, 1990. Such termination still requiring one year notification in advance of the desired termination date. Either party has the right to exercise the one year termination notice effective November 1, 1989.

                               Agreed and Accepted

Sublessor:                              Subtenant:

BSD Service Company                     Ervin S. Wheeler M.D.
                                        A Medical Corporation


By: /s/  J. BRADFORD HANSON             By:  /s/  ERVIN S. WHEELER
   -----------------------------           --------------------------------
         J. Bradford Hanson                   Dr. Ervin S. Wheeler
      Chief Financial Officer                       President

                              EXTENSION OF SUBLEASE

        THIS EXTENSION OF SUBLEASE ("Extension") is made and entered into this 2nd day of August, 1991 by and between BSD SERVICE COMPANY, a California Corporation ("Sublessor"), and ERVIN S. WHEELER, M.D., a Medical Corporation ("Subtenant"), and is made with reference to the following facts:

        A. On or about March 26, 1984, the parties entered into a Sublease whereby Subtenant leases from Sublessor that portion of the premises located at 8690 Center Drive, La Mesa, California commonly referred to as "Parcel 1" and "Parcel 2", respectively (the "Premises").

        B. Pursuant to the terms of the Sublease, Subtenant commenced occupancy of the Premises and continues in possession of the Premises at this time. Subtenant desires to extend the term of the Sublease to end concurrent with the end of the term of the master lease ("Lease") to Sublessor.

        C. The purpose of this Extension is to modify the Sublease to extend the terms and to confirm certain other matters concerning with the Sublease.

IT IS AGREED:

        1. It is agreed that the term of the Sublease is hereby Extended to December 31, 1999 unless earlier terminated as otherwise provided under the Sublease, the Lease or by operation of law.

        2. It is acknowledged that the rent payable under the Sublease shall continue on the same basis as provided in the Sublease with continuing annual rent escalations through the extended term.

        3. It is further acknowledged that pursuant to the provisions of Paragraph 4 of the Sublease, additional tenant improvement expenses were incurred under subparagraph (b) which were paid by Sublessor. These additional expenses are being reimbursed to Sublessor at an rate of Two Hundred and Fifty Dollars ($250.00) per month. The parties acknowledge that this reimbursement is in addition to rent payable under the Sublease and shall continue on a monthly basis through the end of the initial term of the Sublease on January 31, 1994.

        4. It is acknowledged that this Extension of the Sublease is in lieu of subsequent exercise of option rights as contained in Paragraph 9 of the Sublease. Upon execution of this Extension Paragraph 9 of this Sublease shall be of no further force and effect.

        5. This Extension of the Sublease contingent upon the written consent of the Lessor. The parties agree to immediately proceed to request approval from the Lessor which approval shall be obtained within thirty (30) days of the execution of this Extension.

        6. The parties hereby reconfirm that all the remaining terms and conditions of the Sublease, except as expressly modified herein shall remain in full force and effect. The Sublease shall remain subject to all the terms and conditions of the Sublease and shall terminate in the event of termination of the Lease with the parties being relieved of all liabilities and obligations hereunder in such event.

        IN WITNESS WHEREOF, this Extension has been executed on the date first above written.


BSD SERVICE COMPANY,                 ERVIN S. WHEELER, M.D.,
a California Corporation             a Medical Corporation


By: /s/ MARILYN CRESON JONES         By:  /s/  ERVIN S. WHEELER
   ----------------------------         --------------------------------
                                        Ervin S. Wheeler, President

Its: Chief Financial Officer

                                CONSENT OF LESSOR

        The undersigned the Lessor pursuant to that certain Lease between Grossmont Land Co., a California Limited Partnership and BSD Service Company, a California Corporation, dated August 6, 1982 hereby consents to the Extension of the Sublease of a portion of the Lease premises to Ervin S. Wheeler, M.D., a Medical Corporation.



Grossmont Land, Co.
a California Limited Partnership



By:  /s/  THOMAS J. MAGEE
   ------------------------------
         Authorized Agent


     /s/  THOMAS J. MAGEE
   ------------------------------
            President

                                 ACKNOWLEDGEMENT

It is hereby acknowledged, understood and agreed as follows:

On or about March 26, 1984, BSD Service Company, a California corporation (herein after referred to as BSD) and Ervin S. Wheeler, M.D., medical corporation (herein after referred to as Wheeler) entered into a sublease whereby Wheeler leased from BSD that portion of the premises located at 8690 Center Drive, La Mesa, California, commonly referred to as "Parcel 1" and "Parcel 2".

That original sublease authorized termination of the lease as to "Parcel 2" upon one year written notice.

On or about August 2, 1991, BSD and Wheeler entered into an extension of sublease. Pursuant to the Extension of Sublease the term of the sublease between BSD and Wheeler was extended to December 31, 1999.

The extension applied to both "Parcel 1" and "Parcel 2" of that property located at 8690 Center Drive, La Mesa.

Any provision of any agreement between BSD and Wheeler which may have authorized the termination of the sublease as to "Parcel 2" occurred prior to the extension and is of no force and effect whatsoever.

BSD and Wheeler acknowledge that they both intended by any documents heretofore signed that the sublease as to "Parcel 2" shall continue without restriction or limitation to December 31, 1999.

It is so acknowledged, understood and agreed.

Dated:  8/18/92                  BSD Service Company


                                 By:  /s/  MARILYN K. CRESON
                                    ----------------------------------------


Dated:  9/4/92                   Ervin S. Wheeler, M.D., Medical Corp.


                                 By:  /s/  ERVIN S. WHEELER
                                    ----------------------------------------
                                    Doctor Ervin S. Wheeler,
                                    President

                                    SUBLEASE

      THIS SUBLEASE is made effective this 1st day of November 1991, by and between ERVIN S. WHEELER, M.D., A Medical Corporation hereinafter called "Sublessor", and John G. Carter, D.D.S. hereinafter called "Sublessee."


                              ARTICLE 1. RECITALS

      1:01 Sublessor is the Subtenant under that certain Sublease, dated March 26, 1984, between Sublessor and BSD Service Company, hereinafter called dated August 6, 1982, between BSD Service Company and Grossmont Land Company, hereinafter called "Master Sublease". Both parties have reviewed the Master Sublease and Master Lease and are aware of the terms and conditions contained therein.

      1:02 Sublessor desires to sublease to Sublessee a part of the property described in the Master Sublease being leased by Sublessor under the terms of the Master Sublease and Sublessee desires to lease such space from Sublessor. This is not an assignment but is a Sublease.

      THEREFORE, Sublessor and Sublessee agree as follows:


                 ARTICLE II DEMISE AND DESCRIPTION OF PROPERTY

      2:02 Subleased Premises. Sublessor hereby subleases to Sublessee, and Sublessee hereby subleases from Sublessor, on an subject to the terms, conditions, and covenants hereinafter set forth, the property hereinafter referred to as the "Subleased Premises," described as follows:

      Approximately 640 square feet located at 8690 Center Drive, La Mesa, California, more particularly described on Exhibit "A" attached hereto.


                               ARTICLE III. TERM

      3:01 Initial Term. The term of this Sublease shall be to December 31, 1999 unless earlier terminated as otherwise provided under the Sublease, the Lease or by operation by law as stated in paragraph 1. of the Extension of Sublease.

      3.02 In the event sublessor obtains an extension of his sublease with BSD Service Company beyond 12/31/99, Sublessee herein shall have the right and option to extend this sublease for any or all of the period of time beyond 12/31/99 as available under the extension obtained by sublessor. The terms of the extension shall be consistent with the terms of this sublease unless otherwise agreed to by the parties.

     3:02.1 Sublessor shall provide sublessee notice of the availability of this option immediately after the extension has been obtained by after the extension has been obtained by sublessor from BSD Service. Sublessee shall give notice of exercising the option at any time prior to 12/31/99.

                          ARTICLE IV. RENT AND DEPOSIT

     4:01. Rent and Cost of Living Adjustment. Sublessee shall pay to Sublessor as rent for the Subleased Premises monthly rental in advance on the first day of each calendar month during the term, commencing November 1, 1991 through December 31, 1999. The rent shall increase on an annual basis in accordance with the Consumer Price Index. The Index to be used shall be San Diego-All Urban Consumers. In the event this Index is no longer in use, a comparable Index chosen by Sublessor shall be used. In no event shall the rent fall below the initial rent of $928.00.

     4:01.1 On execution of this Lease, Sublessee shall deposit with Sublessor $928.00 as a security deposit for the performance by Sublessee of the provisions of this Sublease. If sublessee is in default, Sublessor can use the security deposit, or any portion of it, to cure the default or to compensate Sublessor for all damage sustained by Sublessor resulting from Sublessee's default. Sublessee shall immediately on demand pay to Sublessor a sum equal to the portion of the security deposit expended or applied by Sublessor as provided in this paragraph so as to maintain the security deposit in the sum initially deposited with Sublessor. If Sublessee is not in default at the expiration or termination of this Sublease, Sublessor, shall return the security deposit to Sublessee. Sublessor's obligations with respect to the security deposit are those of a debtor and not a trustee.

     4:02 Additional Expenses. This Sublease shall be a triple net Sublease with Subtenant required to pay a full prorate share of all real estate taxes, common area maintenance, insurance, water, electrical and outside lighting.

              ARTICLE V. USE, SIGNAGE AND SUBLESSEE IMPROVEMENTS.

     5:01 Use. the subleased premises shall be used by Sublessee for dental practice only and for uses normally incident thereto and for no other purposes.

     5:02 Signage. Signage shall be consistent with established signs subject to the approval of the sublessor, subject to which such approval will not be unreasonably withheld.

     5:03 Sublessee Improvements. Sublessee shall be responsible for the cost of any improvements. Prior to making any improvements, Sublessee shall obtain approval for the improvements from Sublessor.

      5:03.1      It is specifically acknowledged, understood and agreed that in the event plans for improvements as submitted by the sublessee to any party to this agreement or to any governmental entity are rejected, or in any other manner not approved for construction, then any and all obligations under this sublease are terminated.

      5:03.2      It is specifically understood that stained glass windows
installed by sublessee shall remain the personal property of sublessee, and will not, at any time, be considered a fixture of demised premises.

      5:03.3      It is further specified, that, at the time sublessee vacates the premises, the sublessee will be responsible for removing the stained glass.


                      ARTICLE V. OBLIGATIONS OF SUBLESSEE

      6:01        Obligations and Covenants. Sublessee hereby expressly assumes and agrees to perform all the obligations and covenants required by this Sublease, the Master Sublease and Master Lease. Sublessee shall not commit any act which may constitute a breach of this Sublease, the Master Sublease or the Master Lease or which may otherwise jeopardize Sublessor's right or obligations thereunder.

      6:02        Alterations. Sublessee shall not make any improvements or
modifications to the Subleased Premises without the express written consent of the Sublessor which consent shall not be unreasonably withheld.

      6:03        Assignment and Subletting. Sublessee may not assign or sublet the Subleased Premises without the prior written consent of the Sublessor . Which consent shall not be unreasonable withheld.

      6:04        Indemnity and Hold Harmless. Sublessee shall indemnify and hold Sublessor free and harmless from any and all liabilities, costs, damages and other expenses, including attorney's fees, from any wrongful acts or Sublessee in relation to his/her use of the Subleased Premises.

                        ARTICLE VII.  GENERAL PROVISIONS

      7:01        Attorney's Fees. Should any litigation be commenced between the parties to this Sublease concerning said Subleased Premises, over the rights and duties of either in relation thereto, the party prevailing in such litigation shall be entitled, in addition to such other relief as may be granted in the litigation, to a reasonable sum as and for his attorney's fees and costs in such litigation which shall be determined by the Court.

     7:02     Binding on Heirs and Successors. This Sublease shall be binding on and shall enter into the benefit or the heirs, executors, administrators, successors, assigns, shareholders, officers, and directors of the parties hereto.

     7:03     Partial Invalidity. Should any provision of this Sublease be held by a Court of competent jurisdiction to be either invalid, void or unenforceable, the remaining provisions of this Sublease shall remain in full force and effect.

     7:04     Not a Partnership. The parties hereto are not creating by this
Sublease any corporation, partnership, joint medical practice or joint venture and neither party shall represent same to any other person.

     7:05     Number and Gender. As used in this Sublease, the masculine feminine or neuter gender and the singular or plural number shall be deemed to include the others whenever the context so indicates.




                                     SUBLESSOR:
                                     ERVIN S. WHEELER, M.D.
                                     A Medical Corporation
Date:                                By: /s/ ERVIN S. WHEELER, MD
     ----------------------              ---------------------------------
                                             ERVIN S. WHEELER, MD


                                     SUBLESSEE:
                                     JOHN G. CARTER, D.D.S.

Date:       11//1/91                 By: /s/ JOHN G. CARTER, DDS
     ----------------------              ---------------------------------
                                             JOHN G. CARTER, DDS

                                     SUBLESSEE'S SPOUSE'S
                                     SIGNATURE

Date:       11/1/91                  By: /s/ GRETCHEN CARTER
     ----------------------              ---------------------------------

                                   EXHIBIT D


                                    SUBLEASE

1. PARTIES

This Sublease is entered into by and between BSD Service Co. ("Service"), Sublessor and The Bank of San Diego ("TBSD") , Sublessee as a Sublease under the Master Lease executed August 6, 1982, entered into by Grossmont Land Company Lessor, and Sublessor under this Sublease as Lessee; a copy of the Master Lease is attached hereto as Exhibit A.

2. PROVISIONS CONSTITUTING SUBLEASE

(a) This Sublease is subject to all of the terms and conditions of the Master Lease in Exhibit A and Sublessee shall assume and perform the obligations of Sublessor and Lessee in said Master Lease, to the extent said terms and conditions are applicable to this Premises subleased pursuant to this Sublease. Sublessee shall not commit or permit to be committed on the Premises any act or omission which shall violate any term or condition of the Master Lease. In the event of the termination of Sublessor's interest as Lessee under the Master Lease for any reason, then this Sublease shall terminate coincidently therewith without any liability of Sublessor to Sublessee.

(b) All of the terms and conditions contained in the Exhibit A Master Lease are incorporated herein, as terms and conditions of this Sublease (with each reference therein to Lessor and Lessee to be deemed to refer to Sublessor and Sublessee) and, along with all of the following Sections set out in this Sublease, shall be the complete terms and conditions of this Sublease.

3. PREMISES

Sublessor leases to Sublessee and Sublessee hires from Sublessor the following described Premises together with the appurtenances situated in the City of La Mesa, County of San Diego, State of California, located at 8690 Center Drive consisting of 3 separate parcels: parcel 1 contains approximately 852.25 square feet; parcel 2 contains approximately 4,442.5 square feet and parcel 3 contains approximately 2,690 square feet.

4. RENTAL

Sublessee shall pay to Sublessor as rent for the Premises in advance on the first day of each calendar month of the term of this Sublease without deduction, offset, prior notice or demand, in lawful money of the United States, the sum of $7,773.79 per month the rate in effect as of October 1988 to be adjusted in accordance with paragraph 4(b) of Exhibit A.

5. TERM

(a) The term of this Sublease shall commence on November 1982 and shall continue for the entire unexpired term of the master lease.

(b) In the event Sublessor is unable to deliver possession of the Premises at the commencement of the term, Sublessor shall not be liable for any damage caused thereby, nor shall this Sublease be void or voidable but Sublessee shall not be liable for rent until such time as Sublessor offers to deliver possession of the Premises to Sublessee, but the term hereof shall not be extended by such delay. If Sublessee, with Sublessor's consent, takes possession prior to the commencement of the term, Sublessee shall do so subject to all of the covenants and conditions hereof and shall pay rent for the period ending with the commencement of the term at the same rental as that prescribed for the first month of the term, prorated at the rate of 1/30th thereof per day.

6. USE

Sublessee shall use the Premises for the purpose of Banking and General office purposes incidental thereto and for no other purpose without the prior written consent of Sublessor.

Sublessee's business shall be established and conducted throughout the term hereof in a first class manner. Sublessee shall not use the Premises for, or carry on, or permit to be carried on, any offensive, noisy or dangerous trade, business, manufacture or occupation nor permit any auction sale to be held or conducted on or about the Premises. Sublessee shall not do or suffer anything to be done upon the Premises which will cause structural injury to the Premises or the building of which the Premises form a part. The Premises shall not be overloaded and no machinery, apparatus or other appliance shall be used or operated in or upon the Premises which will in any manner injure, vibrate or shake the Premises or the building of which it is a part. No use shall be made of the Premises which will in any way impair the efficient operation of the sprinkler system (if any) within the building containing the Premises. Sublessee shall not leave the Premises unoccupied or vacant during the term. No musical instruments of any sort, or any noise making device will be operated or allowed upon the Premises for the purpose of attracting trade or otherwise. Sublessee shall not use or permit the use of the Premises or any part thereof for any purpose which will increase the existing rate of insurance upon the building in which the Premises are located, or cause a cancellation of any insurance policy covering the building or any part thereof. If any act on the part of Sublessee or use of the Premises by Sublessee shall cause, directly or indirectly, any increase of Sublessor's insurance expense, said additional expense shall be paid by Sublessee to Sublessor upon demand. No such payment by Sublessee shall limit Sublessor in the exercise of any other rights or remedies, or constitute a waiver of Sublessor's right to require Sublessee to discontinue such act or use.

7. NOTICES

All notices or demands of any kind required or desired to be given by Sublessor or Sublessee hereunder shall be in writing and shall be deemed delivered forty-eight (48) hours after depositing the notice or demand in the United States mail, certified or registered, postage prepaid, addressed to the Landlord or Tenant respectively at the addresses set forth after their signatures at the end of this Sublease. All rent and other payments due under this Sublease or the Master Lease shall be made by Sublessee to Sublessor at the same address.

Dated: October 25, 1988
Sublessor:                                    Sublessee:

By: /s/ [SIG]                                 By: /s/ [SIG]
   ------------------------------             ----------------------------------
Address: 225 Broadway Suite 1320              Address: 225 Broadway Suite 1320
City: San Diego            St: CA             City: San Diego             St: CA
Telephone: 237-5366                           Telephone: 237-5450

                                   EXHIBIT "E"


                            CONSENT OF MASTER LESSOR


      Master Lessor hereby consents to that certain assignment set forth in
Section 2 of the Amendment No. 1 and Assignment Agreement dated as of January 29, 1993 by and among Grossmont Land Co., BSD Service Company and Valle de Oro Bank, to which this Consent of Master Lessor is attached, provided that Assignor shall remain obligated for rental payments from the Assignment Date through December 31, 1999, in the event of Assignee's default.

Dated: January __, 1993


               Master Lessor:      RAINBOW INVESTMENT CO., a
                                   California limited partnership

                                   By: __________________________, a
                                       _______________________,
                                       general partner

                                       By:__________________________________
                                       Its:_________________________________

                                   EXHIBIT "F"

                         SUBLEASE TERMINATION AGREEMENT

        This SUBLEASE TERMINATION AGREEMENT (this "Agreement") is made and entered into on January 29, 1993, by and between BSD Service Company, a California corporation ("Sublessor") and THE BANK OF SAN DIEGO, a California banking corporation ("Sublessee"), with reference to the Recitals below.

                                    Recitals

        A. Sublessor and Sublessee entered into that certain Sublease dated October 25, 1988 (the "Sublease") pertaining to certain improved real property located at 8690 Center Drive, La Mesa, California (the "Premises").

        B. Sublessor and Sublessee mutually desire to terminate the Sublease, on the terms and conditions below.


                                    Agreement

        NOW, THEREFORE, for and in consideration of the mutual covenants and promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1. Effective Date. The Sublease shall remain in full force and effect until the Closing (as defined in Section 2 of this Agreement).

        2. Termination. The Sublease shall terminate on the "Closing" as that certain Branch Purchase Agreement dated June 30, 1992 (the "Purchase Agreement") between Sublessee and Valle de Oro Bank, N.A., a national banking association ("Valle de Oro Bank"). Sublessee shall fully comply with all obligations under the Sublease through the Closing, including those provisions relating to the condition of the Premises. Sublessee shall vacate the Premises within fifteen
(15) days after the Closing. Upon termination, the Premises shall be left in its then "as is" condition, including all improvements, fixtures and equipment to be transferred to Valle de Oro Bank pursuant to the Purchase Agreement. Sublessee shall repair, at its sole cost and expense, any damage to the Premises caused by removal of

Sublessee's personal property, or by Sublessee's failure to leave the Premises in a clean and orderly condition.

        3. Payments. Sublessee shall continue to pay all rentals and other charges under the Sublease through the Closing.

        4. Miscellaneous. This Agreement may be executed in any number of counterparts which together shall constitute the Agreement. If any party obtains a judgment against any other party by reason of breach of this Agreement, reasonable attorneys' fees as fixed by the court shall be included in such judgment. This Agreement and the terms and provisions hereof shall inure to the benefit of and be binding upon the heirs, successors and assigns of the parties. This Agreement shall be construed and enforced in accordance with the laws of the state of California.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


        Sublessor:                 BSD SERVICE COMPANY, a California
                                   corporation


                                   By:
                                      -------------------------------------
                                               Marilyn K. Creson
                                   Its: Chief Financial Officer


        Sublessee:                 THE BANK OF SAN DIEGO, a California
                                   banking corporation



                                   By:
                                      -------------------------------------
                                               Marilyn K. Creson
                                   Its: Executive Vice President and
                                        Chief Financial Officer

                                   EXHIBIT "G"

                              ESTOPPEL CERTIFICATE

Gentlemen:

        The undersigned hereby certifies as follows:


        1. __________________________________________________________ , as
"Tenant," and _________________________________________, as "Landlord," entered into a written lease dated __________________ , 19__, ("Lease"), in which Landlord leased to Tenant and Tenant leased from Landlord, certain "Premises" described in said Lease and located in the City of La Mesa, County of San Diego, California.

        2. The Lease represents the entire agreement between Landlord and Tenant. The Lease is in full force and effect and has not been amended, modified, supplemented or assigned by Tenant except by written agreement(s) dated, ___________________, 19__.


        3. Tenant has accepted the Premises and presently occupies them, and is paying rent on a current basis. Tenant has no setoffs, claims, or defenses to the enforcement of the Lease.

        4. As of the date of this certificate, Tenant is not in default in the performance of any of its obligations under the Lease, and has not committed any breach of the Lease. No notice of default has been given to Tenant, and no event has occurred which, with the passage of time or the giving of notice, or both, would constitute a breach of the Lease.

        5. As of the date of this certificate, Landlord is not in default in the performance of any of its obligations under the Lease, and has not committed any breach of the Lease, no notice of default has been given to Landlord and no event has occurred which, with the passage of time or the giving of notice, or both, would constitute a breach of the Lease.

        6. No rents have been prepaid, other than (if none, state so):
_____________________________________________________________________________
_____________________________________________________________________________.
The current base rent is _________________________________ ($________________)
per month. The amount of the security deposit paid to Landlord is _____________________ ($_________________).

        7. Tenant has no claim against Landlord for any other security deposit, prepaid fee or charge, or prepaid rent except as provided in Paragraph 6 of this certificate.

        8. The term of the Lease commenced on ____ 199__, and will terminate on ____, __

        9. No actions, whether voluntary or otherwise, are pending against Tenant under the bankruptcy laws of the United States.

        10. All tenant improvements to be constructed by Landlord under the Lease have been satisfactorily completed, accepted by Tenant, and are in good condition, reasonable wear and tear excepted.

        11. Tenant has no options to extend or renew the term of the Lease, no options or rights of first refusal or expansion with respect to the Premises or other buildings owned by Landlord, and no option to purchase the Premises or any part thereof, except as follows (if none, state so):___________________________
__________________________________________________________________.

        12. The undersigned acknowledges that you are relying on this certificate, and warrants, represents and declares, for your benefit and that of your successors and assigns, that each of the foregoing certifications is true, correct and complete.

        IN WITNESS WHEREOF, the Tenant has executed this -Estoppel Certificate as of 1993


                                            TENANT:

                                            ___________________________________,

                                            a___________________________________


                                            By:_________________________________

                                            Its: _______________________________

                      [BUILDING DIAGRAM 8690 CENTER DRIVE]

                         SUBLEASE TERMINATION AGREEMENT

        This SUBLEASE TERMINATION AGREEMENT (this "Agreement") is made and entered into on January 29, 1993, by and between BSD Service Company, a California corporation ("Sublessor") and THE BANK OF SAN DIEGO, a California banking corporation ("Sublessee"), with reference to the Recitals below.


                                    Recitals

        A. Sublessor and Sublessee entered into that certain Sublease dated October 25, 1988 (the "Sublease") pertaining to certain improved real property located at 8690 Center Drive, La Mesa, California (the "Premises").

        B. Sublessor and Sublessee mutually desire to terminate the Sublease, on the terms and conditions below.


                                    Agreement

        NOW, THEREFORE, for and in consideration of the mutual covenants and promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1. Effective Date. The Sublease shall remain in full force and effect until the Closing (as defined in Section 2 of this Agreement).

        2. Termination. The Sublease shall terminate on the "Closing" as defined in that certain Branch Purchase Agreement dated June 30, 1992 (the "Purchase Agreement") between Sublessee and Valle de Oro Bank, N.A., a national banking association ("Valle de Oro Bank"). Sublessee shall fully comply with all obligations under the Sublease through the Closing, including those provisions relating to the condition of the Premises. Sublessee shall vacate the Premises within fifteen (15) days after the Closing. Upon termination, the Premises shall be left in its then "as is" condition, including all improvements, fixtures and equipment to be transferred to Valle de Oro Bank pursuant to the Purchase Agreement. Sublessee shall repair, at its sole cost and expense, any damage to the Premises caused by removal of Sublessee's personal property, or by Sublessee's failure to leave the Premises in a clean and orderly condition.

        3. Payments. Sublessee shall continue to pay all rentals and other charges under the Sublease through the Closing.

        4. Miscellaneous. This Agreement may be executed in any number of counterparts which together shall constitute the Agreement. If any party obtains a judgment against any other party by reason of breach of this Agreement, reasonable attorneys' fees as fixed by the court shall be included in such judgment. This Agreement and the terms and provisions hereof shall inure to the benefit of and be binding upon the heirs, successors and assigns of the parties. This Agreement shall be construed. and enforced in accordance with the laws of the state of California.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


        Sublessor:                 BSD SERVICE COMPANY, a California
                                   corporation


                                   By: /s/ MARILYN K. CRESON
                                      ----------------------------------
                                              Marilyn K. Creson
                                   Its: Chief Financial Officer


        Sublessee:                 THE BANK OF SAN DIEGO, a California
                                   banking corporation



                                   By: /s/ MARILYN K. CRESON
                                      ----------------------------------
                                              Marilyn K. Creson
                                   Its: Executive Vice President and
                                        Chief Financial Officer

                            CONSENT OF MASTER LESSOR


Master Lessor hereby consents to that certain assignment set forth in Section 2 of the Amendment No. 1 and Assignment Agreement dated as of January 29, 1993, by and among Grossmont Land Co., BSD Service Company and Valle de Oro Bank, to which this Consent of Master Lessor is attached, provided that Assignor shall remain obligated for rental payments from the Assignment date through December 31, 1999, in the event of Assignee's default.

Dated: April 26, 1993


               MASTER LESSOR:            RAINBOW INVESTMENT CO.,
                                         a California limited partnership
                                         by CHEL CO.,
                                         Its general partner


                                     By: /s/ [SIG]
                                        ------------------------------

                              ESTOPPEL CERTIFICATE


Gentlemen:

        The undersigned hereby certifies as follows:

        1. Grossmont Land Co., as "Tenant", and Rainbow Investment Co., as "Landlord" entered into a written lease dated January 16, 1963, (the "Lease"), in which Landlord leased to Tenant and Tenant leased from Landlord, certain "Premises" described in said Lease and located in the City of La Mesa, County of San Diego, California.

        2. The Lease represents the entire agreement between Landlord and Tenant. The Lease is in full force and effect and has not been amended, modified, supplemented or assigned, except for an Amendment to Lease dated April 30, 1963.

        3. Tenant has accepted the Premises and presently occupies them, and is paying rent on a current basis. Tenant has no setoffs, claims, or defenses to the enforcement of the Lease.

        4. As of the date of this certificate, Tenant is not in default in the performance of any of its obligations under the Lease, and has not committed any breach of the Lease. No notice of default has been given to Tenant, and no event has occurred which, with the passage of time or the giving of notice, or both, would constitute a breach of the Lease.

        5. Landlord has no claim against Tenant for any security deposit, prepaid fee or charge, or prepaid rent.

        6. The term of the Lease commenced on January 16, 1963, and will terminate on January 10, 2015.

        7. No actions, whether voluntary or otherwise, are pending against Landlord under the bankruptcy laws of the United States.

        8. All tenant improvements to be constructed by Tenant under the Lease have been satisfactorily completed, accepted by Landlord, and are in good condition, reasonable wear and tear excepted.

        9. Tenant has no options to extend or renew the term of the Lease, no options or rights of first refusal or expansion with respect to the Premises or other buildings owned by Landlord, and no option to purchase the Premises or any part hereof.

        10. The undersigned acknowledges that you are relying on this certificate, and warrants, represents and declares, for your benefit and that of your successors and assigns, that each of the foregoing certifications is true, correct and complete.

        IN WITNESS WHEREOF, the Landlord has executed this Estoppel Certificate as of April 26, 1993.


                                     RAINBOW INVESTMENT CO.
                                     A limited partnership
                                     By its General Partner CHEL, INC.


                                     By /s/ [SIG]
                                        ---------------------------------

                              ESTOPPEL CERTIFICATE


Gentlemen:

        The undersigned hereby certifies as follows:

        1. BSD Service Company, as "Tenant", and Grossmont Land Co., at "Landlord", entered into a written lease dated August 6, 1982, (the "Lease"), in which Landlord leased to Tenant and Tenant leased from Landlord, certain "Premises" described in said Lease and located in the City of La Mesa, County of San Diego, California.

        2. The Lease represents the entire agreement between Landlord and Tenant. The Lease is in full force and effect and has not been amended, modified, supplemented or assigned by Landlord.

        3. Tenant has accepted the Premises and presently occupies them, and is paying rent on a current basis. Tenant has no setoffs, claims, or defenses to the enforcement of the Lease.

        4. As of the date of this certificate, Tenant is not in default in the performance of any of its obligations under the Lease, and has not committed any breach of the Lease. No notice of default has been given to Tenant, and no event has occurred which, with the passage of time or the giving of notice, or both, would constitute a breach of the Lease.

        5. No rents have been prepaid. The current base rent is One Thousand Six Hundred Ninety and 65/100 Dollars ($1,690.65) per month. Landlord holds no security deposit.

        6. Landlord has no claim against Tenant for any other security deposit, prepaid fee or charge, or prepaid rent except as provided in Paragraph 6 of this certificate.

        7. The term of the Lease commenced on November 15, 1982, and will terminate on December 31, 1999.

        8. No actions, whether voluntary or otherwise, are pending against Landlord under the bankruptcy laws of the United States.

        9. All tenant improvements to be constructed by Tenant under the Lease have been satisfactorily completed, accepted by Landlord, and are in good condition, reasonable wear and team excepted.

        10. Tenant has no options to extend or renew the term of the Lease, no options or rights of first refusal or expansion with respect to the Premises or other buildings owned by Landlord, and no option to purchase the Premises or any part hereof.

        11. The undersigned acknowledges that you are relying on this certificate, and warrants, represents and declares, for your benefit and that of your successors and assigns, that each of the foregoing certifications is true, correct and complete.

        IN WITNESS WHEREOF, the Landlord has executed this Estoppel Certificate as of April 15, 1993.


                                     GROSSMONT LAND CO.
                                       A limited partnership
                                     By its General Partner Denele Co.
                                       A limited partnership
                                     By its General Partner Delen Management Co.
                                       An Illinois Corporation


                                     By /s/ THOMAS J. MAGEE
                                       ----------------------------------
                                       Thomas J. Magee, President

                                                             BSD Service Company
                              ESTOPPEL CERTIFICATE

Grossmont Land Co.
5500 Grossmont Center Dr., Ste. 213
La Mesa, CA 91942



Gentlemen:

        The undersigned hereby certifies as follows:

        1. Grossmont Land Co., a California limited partnership ("Landlord") and BSD Service Company, a California corporation ("Tenant") entered into a Lease dated August 6, 1982 ("Lease"), in which Landlord leased to Tenant, and Tenant leased from Landlord, certain "Premises" described in said Lease and located in the City of La Mesa, County of San Diego, California.

               2. The Lease represents the entire agreement between Landlord and Tenant. The Lease is in full force and effect and has not been amended, modified, supplemented or assigned by Tenant, except as follows (if none, state
so):                                  none  /s/ MKC
    ---------------------------------------------------------------------------

        3. Tenant has sublet, with Landlord's prior consent, portions of the Premises to The Bank of San Diego ("Bank of San Diego") and Ervin S. Wheeler, M.D. ("Wheeler"), as "Sublessees." Tenant provided its prior consent to Wheeler's sublease of a portion of the Premises to John D. Carter, D.D.S. ("Carter") as "Sub-Sublessee."

        4. Tenant has accepted the Premises and presently occupies the same (along with Sublessees and Sub-Sublessee), and is paying rent on a current basis. Tenant has no setoffs, claims, or defenses to the enforcement of the Lease.

        5. As of the date of this certificate, Tenant is not in default in the performance of any of its obligations under the Lease, and has not committed any breach of the Lease. No notice of default has been given to Tenant, and no event has occurred which, with the passage of time or the giving of notice, or both, would constitute a breach of the Lease.

        6. As of the date of this certificate, Sublessees are not in default in the performance of any of their obligations under their respective subleases, and have not committed any breach of their respective subleases. No notice of default has been given to Sublessees, and no event has occurred which, with the passage of time or the giving of notice, or both, would constitute a breach of their respective subleases. Tenant is not aware of any default in the performance of the Carter sublease, and Tenant has approved of no other subletting by Wheeler other than to Carter.

        7. As of the date of this certificate, Landlord is not in default in the performance of any of its obligations under the Lease, and has not committed any breach of the Lease. No notice of default has been given to Landlord and no event has occurred which, with the passage of time or the giving of notice, or both, would constitute a breach of the Lease.

        8. No rents have been prepaid, other than (if none, state so): none. Tenant's current base rent is FIFTEEN THOUSAND EIGHT HUNDRED FORTY FOUR AND SIXTY-SIX CENTS ($15,844.66*) per month. The amount of Tenant's security deposit paid to Landlord is none ($0) plus operating expense, which is currently $34 per month.

        9. Tenant has no claim against Landlord for any other security deposit, prepaid fee or charge, or prepaid rent except as provided in Paragraph 8 of this certificate.

        10. The term of the Lease commenced on November 15, 1982, and will terminate on December 31, 1999.

        11. No actions, whether voluntary or otherwise, are pending against Tenant under the bankruptcy laws of the United States.

        12. All tenant improvements to be constructed by Landlord under the Lease have been satisfactorily completed, accepted by Tenant, and are in good condition, reasonable wear and tear excepted.

        13. Tenant has no options to extend or renew the term of the Lease, no options or rights of first refusal or expansion with respect to the Premises or other buildings owned by Landlord, and no option to purchase the Premises or any part thereof, except as follows (if none, state so): none.

        14. The undersigned intends to assign its rights and obligations under the Lease to Valle de Oro Bank pursuant to that certain Amendment No. 1 and Assignment Agreement dated January 29, 1993.

        15. The undersigned acknowledges that Landlord is relying upon this certificate, and Tenant warrants, represents and declares, for Landlord's benefit and that of its successors and assigns, that each of the foregoing certifications is true, correct and complete.

        IN WITNESS WHEREOF, the Tenant has executed this Estoppel Certificate as of January 29, 1993.


                                          TENANT:

                                          BSD SERVICE COMPANY, a California
                                          corporation

                                          By:   /s/ MARILYN K. CRESON
                                               ---------------------------------
                                               Marilyn K. Creson
                                          Its: Chief Financial Officer

                                                                   Ervin Wheeler

                              ESTOPPEL CERTIFICATE



BSD Service Company
225 Broadway, Ste. 1309
San Diego, CA 92101


Gentlemen:

        The undersigned hereby certifies as follows:

        1. BSD Service Company, a California corporation ("Sublessor") and Ervin
S. Wheeler, M.D., a medical corporation ("Sublessee") entered into a Sublease dated March 26, 1984 ("Sublease"), in which Sublessor leased to Sublessee, and Sublessee leased from Sublessor, certain "Premises" described in said Sublease and located in the City of La Mesa, County of San Diego, California.

        2. The Sublease represents the entire agreement between Sublessor and Sublessee. The Sublease is in full force and effect and has not been amended, modified, supplemented or assigned by Sublessor except by that certain Extension of Sublease dated August 2, 1991.

        3. Sublessee has sublet, with Sublessor's prior consent, a portion of the Premises to John G. Carter, D.D.S. ("Carter") as "Sub-Sublessee."

        4. Sublessee has accepted the Premises and presently occupies the same (along with Sub-Sublessee), and is paying rent on a current basis. Sublessee has no setoffs, claims, or defenses to the enforcement of the Sublease.

        5. As of the date of this certificate, Sublessee is not in default in the performance of any of its obligations under the Sublease, and has not committed any breach of the Sublease. No notice of default has been given to Sublessee, and no event has occurred which, with the passage of time or the giving of notice, or both, would constitute a breach of the Sublease.

        6. As of the date of this certificate, Sub-Sublessee is not in default in the performance of any of his obligations under the Carter sublease, and has not committed any breach of the Carter sublease. No notice of default has been given to Sub-Sublessee, and no event has occurred which, with the passage of time or the giving of notice, or both, would constitute a breach of the Carter sublease.

        7. As of the date of this certificate, Sublessor is not in default in the performance of any of its obligations under the Sublease, and has not committed any breach of the Sublease, no notice of default has been given to Sublessor and no event has occurred which, with the passage of time or the giving of notice, or both, would constitute a breach of the Sublease.

        8. No rents have been prepaid, other than (if none, state so): none. Sublessee's current base rent is Five Thousand Five Hundred Sixty Two and Thirteen* Dollars ($5,562.13*) per month. The amount of the security deposit paid to Sublessor is zero** Dollars $0. *plus $250/mo tenant improvement repayment until January 31, 1994 plus direct expenses which vary.

        9. Sublessee has no claim against Sublessor for any other security deposit, prepaid fee or charge, or prepaid rent except as provided in Paragraph 8 of this certificate.

        10. The term of the Sublease commenced on February 1, 1984, and will terminate on December 31, 1999.

        11. No actions, whether voluntary or otherwise, are pending against Sublessee under the bankruptcy laws of the United States.

        12. All tenant improvements to be constructed by Sublessor under the Sublease have been satisfactorily completed, accepted by Sublessee, and are in good condition, reasonable wear and tear excepted.

        13. Sublessee has no options to extend or renew the term of the Sublease, no options or rights of first refusal or expansion with respect to the Premises or other buildings owned by Sublessor, and no option to purchase the Premises or any part thereof, except as follows (if none, state so): None.

        14. The undersigned acknowledges that it has been informed that Sublessor intends to assign its rights and obligations under the Sublease to Valle de Oro Bank pursuant to that certain Amendment No. 1 and Assignment Agreement dated January 29, 1993.

        15. The undersigned acknowledges that Sublessor is relying on this certificate, and Sublessee warrants, represents and declares, for Sublessor's benefit and that of your successors and assigns, that each of the foregoing certifications is true, correct and complete.

        IN WITNESS WHEREOF, the Sublessee has executed this Estoppel Certificate as of January 29, 1993


                                     SUBLESSEE:

                                     ERVIN S. WHEELER, M.D., a Medical
                                     Corporation


                                     By: /s/ ERVIN S. WHEELER
                                        ---------------------------------
                                        Ervin S. Wheeler, President

                            AGREEMENT RE RESTORATION
                               OF LEASED PREMISES



        This Agreement Re Restoration of Leased Premises ("Agreement") is entered into as of January 30, 1996, by and between Grossmont Land Company, a California limited partnership ("Landlord") and Valle de Oro Bank, N.A., a national banking association ("Tenant"). Landlord and Tenant may be referred to individually or collectively as a "Party" or the "Parties," respectively.


                       STATEMENT OF BACKGROUND INFORMATION

        A. Landlord and BSD Service Company, a California corporation ("BSD") entered into that certain Lease dated August 6, 1982 ("Lease") in certain real property, improved with a two-story, office building, located at 8690 Center Drive, La Mesa, California ("Premises"). BSD and Ervin S. Wheeler, M.D., a medical corporation ("Wheeler") entered into a sublease of a portion of the Premises pursuant to a sublease dated March 26, 1984, as extended ("Wheeler Sublease") . Wheeler and John D. Carter, DDS ("Carter"), entered into a further sublease of a portion of the Premises, dated November 1, 1991 ("Carter Sublease").

        B. Pursuant to that certain Branch Purchase and Assumption Agreement between BSD and Tenant, dated June 30, 1992, Tenant agreed, among other things, to acquire BSD's interest in the Lease. Pursuant to that certain Amendment Number One and Assignment Agreement, entered into as of January 29, 1993 ("Assignment Agreement"), Landlord BSD and Tenant agreed to assign the Lease to Tenant, and to certain modifications and amendments to the Lease.

        C. From on or about February 1, 1993, the Tenant has occupied a portion of the Premises as a retail banking establishment. Wheeler and Carter have occupied a portion of the Premises for medical office facilities, from on or about the dates of the Wheeler Sublease and the Carter Sublease, respectively. The Lease is in full force and effect and there are no uncured defaults by Landlord or Tenant presently existing thereunder.

        D. On the evening of December 30, 1995, a fire occurred on the Premises, resulting in the total destruction of the improvements thereon and rendering the Premises unusable for the tenancy of Tenant, Wheeler or Carter. As of the date of this

Agreement, Tenant has undertaken and completed the demolition of the damaged Premises.

        E. The Parties have determined to restore the Premises and have agreed that Tenant will assume responsibility with respect to the restoration of the Premises, and agreed to the respective rights and duties of the Parties with respect thereto, on the terms and conditions set forth in this Agreement.

                                    AGREEMENT

        NOW, THEREFORE, in consideration of the Mutual covenants and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

        1. RESTORATION OF PREMISES.

           a. Undertaking to Restore. The Parties acknowledge and agree that the Premises have been destroyed and are unsuitable for any use whatsoever. The Parties agree that the Lease shall not terminate as a result of the destruction and that Tenant agrees to undertake all responsibility for the expeditious restoration of the Premises, in accordance with the provisions of this Agreement. Tenant agrees that it will use its best efforts to complete the restoration in a prompt manner and will apply for and prosecute to completion all necessary governmental approvals or permits as expeditiously as possible. Landlord agrees to cooperate with Tenant in any manner reasonably necessary to the prompt and proper completion of the restoration. The Parties agree that if a building permit for the restoration has not been issued by the City of La Mesa on or before July 31, 1996, Tenant may terminate the Lease on ten (10) days notice delivered to Landlord thereafter.

           b. Insurance Coverage. Tenant has maintained a Financial Institutions Insurance Coverage policy of insurance issued by the Federal Insurance Company of the Chubb Group of Insurance Companies (Policy No. 3524-87-22), including fire and extended coverage insurance covering the building and its components comprising the Premises. Landlord has maintained a Commercial General Public Liability and Property policy of insurance issued by the Reliance Insurance Company (Policy No. QB 8580502 00), including fire and extended coverage insurance covering the building and its components comprising the Premises. Tenant and Landlord have each advised their respective insurance carrier of the occurrence of the loss, in accordance with the provisions of the applicable policy. Tenant and Landlord shall cooperate to make the loss adjustment with the insurance companies insuring the loss and to claim and obtain the proceeds of the relevant insurance policies to fund the complete restoration of the Premises, any proceeds payable pursuant to rent, business interruption or other expense coverage and proceeds payable pursuant to any other losses of Landlord, Tenant, or others claiming through Tenant. Tenant shall reimburse Landlord the sum of $2,500.00, representing one-half (1/2) of the deductible payable under Landlord's business interruption insurance.

           c. Insurance Proceeds. Upon receipt by it of insurance proceeds pertaining to the restoration of the Premises, Tenant shall hold such proceeds in a separate, insured, interest-bearing account as a fiduciary for the benefit of Tenant and Landlord, to be disbursed with respect to the restoration of the Premises in accordance with this Agreement. Upon receipt by it of insurance proceeds pertaining to the restoration of the Premises, Landlord shall deposit such proceeds in the separate fiduciary account established by Tenant for the benefit of Tenant and Landlord. Upon receipt of insurance proceeds pertaining to any loss or damage to Landlord for lost rent, business interruption or other loss sustained by Landlord, Tenant shall hold such proceeds as a fiduciary for the benefit of Landlord and shall promptly disburse such proceeds to Landlord. Pursuant to a written agreement to be entered into by Tenant, subject to Landlord's reasonable consent, all proceeds pertaining to restoration of the Premises shall be disbursed pursuant to a fund control established at Dixieline Lumber Company ("Fund Control"). Tenant shall from time to time advance the necessary funds from the fiduciary account to Fund Control for the purpose of funding the restoration.

           d. Duties of Fund Control. All sums deposited with Fund Control shall be held for the following purposes and Fund Control shall have the following powers and duties:

              (1) The sums shall be paid in installments by Fund Control to the contractor retained by Tenant as construction progresses, for payment of the cost of restoration. A retention fund of not less than Five Percent (5%) shall be established that will be paid to the contractor on completion of restoration, payment of all costs, expiration of all applicable lien periods, and proof that the Premises are free of all mechanics' liens and lienable claims.

              (2) Payments shall be made on presentation of certificates or vouchers showing the amount due from the architect or engineer retained by Tenant and empowered pursuant to the standard fund control agreement to authorize disbursements. If Fund Control, in its reasonable discretion, determines that the certificates or vouchers are being improperly approved by the architect or engineer retained by Tenant, Fund Control shall have the right to appoint an architect or an engineer to supervise construction and to make payments on certificates or vouchers approved by the architect or engineer retained by Fund Control. The reasonable expenses and charges of the architect or engineer retained by Fund Control shall be paid by Fund Control out of the trust fund.

              (3) If the sums held by Fund Control are not sufficient to pay the actual cost of restoration, both Parties shall bear equally any shortfall and shall deposit with Fund Control their respective contributions toward the amount of the deficiency with Fund Control within twenty (20) days after request by Fund Control indicating the amount of the deficiency. For purposes of this Agreement, the "cost of restoration," in addition to construction fees and costs, shall include without limitation the fees and charges of Fund Control, all supervision charges imposed by third parties, all reasonable design fees and charges, and all permit fees and other similar charges imposed by the City of La Mesa or any other municipal agency. "Cost of construction" shall include charges or allocations of cost pertaining to personnel employed by Tenant for construction coordination or other similar functions only to the extent such costs are reimbursable from insurance proceeds and shall be paid fully by Tenant to the extent not so reimbursed.

              (4) Landlord's undisbursed insurance proceeds pertaining to the restoration held by Tenant or Fund Control upon the completion of the restoration, the recordation of notice of completion and the satisfaction of all liabilities arising from the restoration, shall be delivered to Grossmont Bank in reduction of Landlord's outstanding indebtedness with respect to the Premises. Undisbursed funds held by Tenant or Fund Control shall be deemed to be deposits by the Parties to Fund Control pursuant to Paragraph 1.d.(3) to the extent thereof, and shall be reimbursed to the Parties in proportion to their respective deposits.

              (5) Both Parties shall promptly execute all documents and perform all acts reasonably required by Fund Control to perform its obligations under this paragraph.

           e. Rental Abatement. Monthly rent under Paragraph 4.B. of the Lease shall be abated during the period from December 31, 1995, through the date a certificate of occupancy is issued by the City of La Mesa with respect to the Premises, subject to Landlord's right to recover any rent or business interruption insurance payable; provided, however, that in no event shall the period of rental abatement extend beyond January 1, 1997. Charges under the Lease for real property taxes will not be abated, and Tenant will continue to perform landscape and parking area maintenance during the period of restoration. Tenant and Landlord will cooperate to claim a reduction in ad valorem real property taxes during the period of destruction and restoration.

        2. PROCEDURE FOR RESTORING PREMISES

           a. Plans and Specifications. Within seventy-five (75) days after execution of this Agreement, Tenant shall cause to be prepared final plans and specifications and working drawings complying with applicable laws that will be necessary for restoration of the Premises. The plans and specifications and working drawings must be approved by Landlord. The Parties agree generally that the Premises will be restored with a building at least equal in value to the building existing immediately prior to the fire and as nearly similar in character, appearance and functionality as is reasonable and practicable, but that the Premises may contain up to ten percent (10%) greater square footage (subject to applicable parking availability restrictions). Landlord shall not be required to make additional parking available to the Premises for purposes of the restoration. Landlord shall have fifteen (15) days after receipt of the plans and specifications and working drawings to either approve or disapprove the plans and specifications and working drawings and return them to Tenant. If Landlord reasonably disapproves the plans and specifications and working drawings,, Landlord shall notify Tenant of its objections and Landlord's proposed solution to each objection. Tenant acknowledges that the plans and specifications and working drawings shall be subject to approval of the appropriate government bodies and that they will be prepared in such a manner as to obtain that approval,.

           b. Change Orders. Tenant in its sole discretion may initiate and approve a change order to the plans and specifications, as approved by Landlord, in those instances in which the change (i) does not materially alter the character, appearance or functionality of the Premises, (ii) increases the cost of the restoration by an amount less than $5,000 or, when combined with other change orders approved by Tenant under this paragraph, increases the aggregate cost of the restoration by an amount less than $50,000, and (iii) is reasonably necessary to expedite the completion of the restoration. Tenant shall promptly provide Landlord with a copy of any change order approved by Tenant under this paragraph. In the event that Landlord's approval of a change order is required under this paragraph, Landlord shall approve or disapprove such change orders within three (3) working days of receipt.

           c. Procedure. The restoration shall be accomplished as follows:

              (1) Tenant shall complete the restoration within two hundred forty
(240) working days after final plans and specifications and working drawings have been approved by the appropriate government bodies and all required permits have been obtained (subject to a reasonable extension for delays resulting from causes beyond Tenant's reasonable control).

              (2) Tenant shall retain a licensed contractor that is bondable. The contractor shall be required to carry public liability and property damage insurance, standard fire and extended coverage insurance, with vandalism and malicious mischief endorsements, during the period of construction. Such insurance shall contain waiver of subrogation clauses in favor of Landlord and Tenant in accordance with the provisions of paragraph 11(H) of the Lease.

              (3) Tenant shall notify Landlord of the date of commencement of the restoration not later than two (2) days before commencement of the restoration to enable Landlord to post and record notices of nonresponsibility. The contractor retained by Tenant shall not commence construction until a completion bond has been delivered to Landlord to insure completion of the construction and evidence of the bond has been recorded.

              (4) Tenant shall accomplish the restoration in a commercially reasonable manner that will cause the least inconvenience, annoyance, and disruption in and to adjoining and adjacent areas of Grossmont Shopping Center.

              (5) On completion of the restoration, Tenant shall immediately record a notice of completion in the County of San Diego.

              (6) The restoration shall not be commenced until sums sufficient to cover the cost of restoration are placed with Fund Control as provided in Paragraph 1.c.

        3. INSURANCE.

           a. Fire and Extended Coverage Insurance. Tenant shall provide or cause to be provided and shall keep in full force and effect a valid fire and extended coverage insurance policy insuring the Premises and the improvements located on the Premises, against loss or damage by fire or other hazards, in an amount sufficient to provide for a full replacement of the improvements, with a course of construction endorsement and a standard loss payable endorsement naming Landlord as payee. The obligation of Tenant to obtain insurance under this Agreement shall be in addition to its obligations to obtain insurance required by the Lease but shall be considered a cost of construction of the restoration under this Agreement.

           b. Other Insurance Coverage. Tenant shall provide or cause to be provided by Tenant's contractor, and shall keep in full force and effect all other insurance coverage reasonably required by Landlord, issued by companies satisfactory to Landlord, including, without limitation: (a) worker's compensation insurance; (b) builder's risk completed value hazard insurance, with the standard loss payable endorsement naming Landlord and Tenant as payees, as their interests may appear; and (c) contractor's liability, property damage and personal injury insurance in amounts and with insurance companies satisfactory to Landlord, with standard loss payable endorsements naming Landlord and Tenant as payees as their interests may appear.

           c. Proof of Coverage. Immediately upon demand of Landlord, Tenant shall submit schedules, certificates of insurance, declarations or duplicate policies evidencing the coverage required by this Agreement. All such insurance policies shall contain a clause giving Landlord a minimum of thirty (30) days' notice if such insurance policy is canceled.

        4. RIGHTS AND REMEDIES.

           a. Right to Enter. Landlord or its designated agent shall have the right at all reasonable times to enter upon the Premises during the period of construction and inspect the work. Landlord is under no obligation to construct or supervise construction of the restoration. Inspection by Landlord of the Premises is for the sole purpose of protecting Landlord's interest under the Lease and is not to be construed as a representation by Landlord that there will be compliance on anyone's part with the plans and specifications or that the construction will be free from faulty material or workmanship. Tenant shall rely entirely upon its own supervision and inspection in determining the quality and suitability of the plans and specifications, materials and workmanship, conformity of the work to the plans and specifications, and performance of architects, contractors, subcontractors and materialmen.

           b. Cessation; Completion. If the construction of the Premises is at any time discontinued (unless such discontinuance is due to a force of nature or other cause beyond Tenant's reasonable control) or abandoned for a period of fifteen (15) days, then Landlord may at its option, upon ten (10) days prior written notice to Tenant, declare Tenant to be in default under this Agreement and may then, if Landlord elects, take possession of the Premises together with all materials, equipment and improvements on the Premises, whether affixed to the Premises or not, and perform, cause to be performed, or let contracts for, the completion of the improvements substantially according to the plans and specifications referred to in this Agreement.

           c. Mechanic's Liens and Notices to Withhold. If a notice to withhold is filed with or served on Landlord, or if a mechanic's lien pursuant to Division 3, Part 4, Title 15 of the California Civil Code is recorded, Tenant shall indemnify and hold harmless from any damage or liability arising therefrom, including reasonable attorney's fees and costs.

           d. Tenant's Indemnification. Tenant, at its sole cost, shall indemnify and defend Landlord against any action, claim, damages, losses or liabilities of any nature whatsoever, arising out of, or related to the subtenancies of Wheeler or Carter or to the construction of the restoration, including, without limiting the generality of the foregoing, any claim for non-payment of construction work, labor, services, equipment or materials, any claim of bodily injury, or any claim of property damage.

           e. Landlord's Indemnification. Landlord, at its sole cost, shall indemnify and defend Tenant against any action, claim, damages, losses or liabilities of any nature whatsoever, arising out of the restoration, legally caused by any act or omission of Landlord, Landlord's agents, employees, or contractors, during the period of construction of the restoration, including, without limiting the generality of the foregoing, bodily injury or property damage of any person.

        5. MISCELLANEOUS.

           a. Attorneys' Fees and Costs. In the event of litigation relating to or arising from this Agreement, or brought to enforce the terms of this Agreement or any of the documents executed in connection therewith, the prevailing party shall be entitled to reasonable attorneys' fees and costs. Each Party shall bear its own costs and attorneys' fees related to the negotiation and preparation of this Agreement.

           b. Dispute Resolution. The Parties shall make a good faith effort to settle any dispute or claim arising under this Agreement. If the Parties fail to resolve such disputes or claims, the Parties agree first to try in good faith to settle the dispute by mediation under the Commercial Mediation Rules of the American Arbitration Association, before resorting to arbitration. Thereafter, any remaining unresolved controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in San Diego county, California, in accordance Section 23 of the Lease.

           c. Entire Agreement. This Agreement contains the entire agreement of the Parties pertaining to the restoration of the Premises, and supersedes any prior written or oral agreements between them concerning the subject matter contained herein, including the provisions of Section 12 of the Lease, except to the extent the Lease is not clearly inconsistent with the provisions of this Agreement. Both Parties expressly waive any rights or obligations contained in
Section 12 of the Lease which are inconsistent with the terms and conditions of this Agreement, including the right to terminate the Lease upon destruction of the Premises. There are no representations, agreements, arrangements, or understandings, oral or written, between the Parties hereto, relating to the subject matter contained in this Agreement which are not fully expressed herein. The provisions of this Agreement may only be waived, altered, amended or repealed, in whole or in part, upon the written consent of all Parties to this Agreement.

           d. Partial Invalidity. In the event that any term, covenant, condition or provision of this Agreement shall be held by a court of competent jurisdiction to be invalid or against public policy, the remaining provisions shall continue in full force and effect.

           e. No Waiver. The waiver by one Party of the performance of any covenant, condition or promise shall not invalidate this Agreement, nor shall it be considered as a waiver by such Party of any other (or the enforcement for subsequent breaches or failures of the same) covenant, condition, or promise. The delay in pursuing any remedy or in insisting upon full performance for any breach or failure of any covenant, condition or promise shall not prevent a Party from later pursuing remedies or insisting upon full performance for the same or similar breaches or failures.

           f. Headings. The headings, subheadings and numbering of the different paragraphs of this Agreement are inserted for convenience or reference only and are not to be taken as part of this Stipulation or to control or affect the meaning, construction or effect of the same.

           g. Governing Law. This Agreement shall be deemed to have been executed and delivered within the State of California, and the rights and obligations of the Parties hereto shall be construed and enforced in accordance with, and governed by, the laws of the State of California.

           h. Successors in Interest. Subject to any restrictions against assignment contained herein, and to any legal limitations on the power of the signatories to bind nonsignatories to this Agreement, this Agreement shall inure to the benefit of, and shall be binding upon, the assigns, successors in interest, personal representatives, executors, estate, heirs, legatees, agents and related entities of each of the Parties hereto.

           i. Time Is of the Essence. Time is of the essence in the performance of all obligations under this Agreement.

           j. Necessary Acts. Each Party to this Agreement agrees to perform any further acts and execute and deliver any further documents that may be reasonably necessary to carry out the provisions of this Agreement.

           k. Construction. Each Party has cooperated in the drafting and preparation of this Agreement. In any construction to be made of this Agreement, or any of its terms and provisions, the same shall not be construed against any Party. If there are any inconsistencies between the terms of this Agreement and any attached exhibits, the terms of the attached exhibits shall govern.

        IN WITNESS WHEREOF, the Parties hereto have executed this Agreement Re Reconstruction of Leased Premises as of the date first above written.


LANDLORD:                          GROSSMONT LAND CO., a California
                                   limited partnership

                                   By: Denele Co., an Illinois
                                       limited parnership, general
                                       partner

                                       By: /s/ [SIG]
                                          --------------------------------------
                                       Its: President
                                           -------------------------------------

TENANT:                            VALLE DE ORO BANK, N.A., a national
                                   banking association

                                   By: /s/ WILLIAM V. EHLEN
                                      ---------------------------------------
                                      William V. Ehlen
                                   Its: President and Chief Executive
                                        Officer